UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23402

Name of Fund:	BlackRock ETF Trust
BlackRock Future Climate and Sustainable Economy ETF
BlackRock Future Financial and Technology ETF
BlackRock Future Health ETF
BlackRock Future Tech ETF
BlackRock Future U.S. Themes ETF
BlackRock Large Cap Core ETF
BlackRock Large Cap Value ETF
BlackRock U.S. Carbon Transition Readiness ETF
BlackRock U.S. Equity Factor Rotation ETF
BlackRock World ex U.S. Carbon Transition Readiness ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust, 50
Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2024

Date of reporting period: 01/31/2024

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2024

2024 Semi-Annual Report (Unaudited)

BlackRock ETF Trust

•	BlackRock Future Climate and Sustainable Economy ETF | BECO | NYSE Arca

•	BlackRock Future Financial and Technology ETF | BPAY | NYSE Arca

•	BlackRock Future Health ETF | BMED | NYSE Arca

•	BlackRock Future Tech ETF | BTEK | NYSE Arca

•	BlackRock Future U.S. Themes ETF | BTHM | NYSE Arca

•	BlackRock Large Cap Core ETF | BLCR | NASDAQ

•	BlackRock Large Cap Value ETF | BLCV | NASDAQ

•	BlackRock U.S. Carbon Transition Readiness ETF | LCTU | NYSE Arca

•	BlackRock U.S. Equity Factor Rotation ETF | DYNF | NYSE Arca

•	BlackRock World ex U.S. Carbon Transition Readiness ETF | LCTD | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended January 31, 2024. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the period before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks advanced at a significantly slower pace. Meanwhile, international developed market equities also gained, while emerging market stocks declined overall.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, shorter-duration U.S. Treasuries gained, as higher yields boosted returns. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	6.43%	20.82%

U.S. small cap equities (Russell 2000® Index)	(2.02)	2.40

International equities (MSCI Europe, Australasia, Far East Index)	3.15	10.01

Emerging market equities (MSCI Emerging Markets Index)	(6.00)	(2.94)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.73	5.13

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.74	(0.38)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.15	2.10

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.70	2.90

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.18	9.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2024	BlackRock Future Climate and Sustainable Economy ETF

Investment Objective

The BlackRock Future Climate and Sustainable Economy ETF (the “Fund”) seeks to maximize total return by investing in companies that BlackRock Fund Advisors (“BFA”) believes are furthering the transition to a lower green house gas emissions economy.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(8.34)%	(5.81)%	(7.73)%	(5.81)%	(18.21)%
Fund Market	(8.44)	(5.96)	(7.85)	(5.96)	(18.47)
MSCI ACWI Multiple Industries Select Index(a)	(0.19)	7.15	(0.15)	7.15	(0.39)

The inception date of the Fund was August 3, 2021. The first day of secondary market trading was August 5, 2021.

(a)

The MSCI ACWI Multiple Industries Select Index is an index that includes large- and mid-cap securities across certain developed markets and emerging markets countries. The index represents the performance of component indexes which includes securities from selected Global Industry Classification Standard (GICS®) Sectors and Industries i.e. Chemicals, Industrials, Consumer Staples, Containers & Packaging, Electronic Equipment, Instruments & Components, Semiconductors & Semiconductor Equipment and Utilities.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 916.60	$ 3.37		$ 1,000.00	$ 1,021.60	$ 3.56		0.70%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund underperformed its benchmark, the MSCI ACWI Multiple Industries Select Index during the period. The Fund seeks to invest in companies furthering the transition to a lower carbon economy, allocating across five climate-oriented themes: sustainable food, resource efficiency, clean power, clean transportation, and climate resilience & biodiversity.

The salmon farming and processing company Salmar ASA was the largest contributor to performance. Shares of Salmar rose after the company received a permit for an offshore smart fish farm in the Norwegian Sea. The energy efficiency company, Ingersoll Rand contributed as well. The company benefitted from the positive expectations around the efficient reshoring of clean technology. A position in Darling Ingredients, Inc., which lost ground due to profit margin compression stemming from higher feed stock costs and lower prices for renewable diesel, was a key detractor.

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Fund Summary as of January 31, 2024 (continued)	BlackRock Future Climate and Sustainable Economy ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Machinery	15.9%
Chemicals	12.7
Food Products	12.0
Containers & Packaging	8.6
Electric Utilities	7.6
Semiconductors & Semiconductor Equipment	7.4
Electrical Equipment	7.2
Commercial Services & Supplies	5.5
Independent Power and Renewable Electricity Producers	3.7
Electronic Equipment, Instruments & Components	3.3
Building Products	2.8
Construction & Engineering	2.7
Multi-Utilities	2.2
Paper & Forest Products	2.2
Ground Transportation	1.8
Software	1.8
Capital Markets	1.3
Other (each representing less than 1%)	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
NextEra Energy Inc.	3.6%
EDP Renovaveis SA	3.2
Kerry Group PLC, Class A	3.1
Avery Dennison Corp.	3.1
Republic Services Inc., Class A	3.0
Vestas Wind Systems A/S	2.9
Ag Growth International Inc.	2.9
DSM-Firmenich AG	2.9
Salmar ASA	2.8
Ecolab Inc.	2.7

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2024	BlackRock Future Financial and Technology ETF

Investment Objective

The BlackRock Future Financial and Technology ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.28)%	(1.42)%	(6.56)%	(1.42)%	(9.46)%
Fund Market	(0.17)	(1.22)	(6.37)	(1.22)	(9.18)
MSCI ACWI Index(a)	4.08	14.70	9.10	14.70	13.52

The inception date of the Fund was August 16, 2022. The first day of secondary market trading was August 18, 2022.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 997.20	$ 3.46		$ 1,000.00	$ 1,021.70	$ 3.51		0.69%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund posted a positive absolute return in the six-month period that ended on January 31, 2024. Inter & Co., a Brazilian digital bank, was a top contributor. The stock outperformed on the strength of robust earnings and a lower-than-expected impact from a regulatory change in Brazil. Global Payments, Inc., which reported above-consensus earnings and boosted its guidance, was another contributor of note.

CAB Payments Holdings PLC, a U.K.-listed provider of business-to-business cross-border payments and foreign exchange services, was the largest detractor. The company reported disappointing guidance due to weakness in both profit margins and transaction volumes. Worldline SA, a multinational payment and transactional services company, also detracted from results due to weaker-than-expected revenues and earnings, as well as the company’s cut to its 2024 guidance.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Financial Services	50.9%
Banks	18.5
Consumer Finance	14.1
Capital Markets	13.9
Software	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Fiserv Inc.	5.1%
Global Payments Inc.	5.1
Fidelity National Information Services Inc.	5.1
WEX Inc.	5.0
Nuvei Corp.	4.8
Kaspi.KZ JSC	4.8
Rakuten Bank Ltd.	4.4
XP Inc., Class A	3.9
Pagseguro Digital Ltd., Class A	3.7
Repay Holdings Corp., Class A	3.7

(a) Excludes money market funds.

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Fund Summary as of January 31, 2024	BlackRock Future Health ETF

Investment Objective

The BlackRock Future Health ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.34%	3.47%	(0.38)%	3.47%	(1.26)%
Fund Market	0.56	3.71	(0.35)	3.71	(1.16)
MSCI ACWI Index(a)	4.08	14.70	9.90	14.70	37.01
MSCI ACWI SMID Growth Health Care Index (b)	(3.90)	(4.15)	(4.16)	(4.15)	(13.22)

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.

(b)	MSCI ACWI SMID Growth Health Care Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed markets and emerging markets countries.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,003.40	$ 4.23		$ 1,000.00	$ 1,020.90	$ 4.27		0.84%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

After losing ground in the first half of the period, small- to mid-cap healthcare stocks staged a significant rally from early November onward to close with a solid gain for the full six months. Both the early downturn and the subsequent recovery largely reflected shifting expectations for the interest rate outlook. Although the Fund posted a positive absolute return, it lagged the broad-based MSCI ACWI Index.

On an individual security basis, an out-of-benchmark position in Rhythm Pharmaceuticals, Inc. was the leading contributor to relative performance. The biotechnology company delivered positive third quarter earnings behind robust revenue growth for its appetite regulation therapy, IMCIVREE. An overweight position in the drug distributor Cencora, Inc., which gained ground on expectations for strong demand for GLP-1 weight-loss drugs, also made a meaningful contribution to results. On the other hand, an overweight position in Align Technology, Inc. was the largest individual detractor. The stock traded down after reporting lower sales for its orthodontic products.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Biotechnology	39.5%
Health Care Equipment & Supplies	23.6
Life Sciences Tools & Services	17.1
Health Care Providers & Services	10.7
Pharmaceuticals	8.9
Other (each representing less than 1%)	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Boston Scientific Corp.	3.6%
Cencora Inc.	3.4
Amgen Inc.	2.3
Novo Nordisk A/S	2.2
Cooper Companies Inc. (The)	2.1
AbbVie Inc.	2.1
Intuitive Surgical Inc.	2.1
Align Technology Inc.	2.0
BioMarin Pharmaceutical Inc.	2.0
Argenx SE	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of January 31, 2024	BlackRock Future Tech ETF

Investment Objective

The BlackRock Future Tech ETF (the “Fund”) seeks to maximize total return.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	3.17%	20.02%	(2.16)%	20.02%	(7.04)%
Fund Market	3.03	19.84	(2.20)	19.84	(7.17)
MSCI ACWI Index(a)	4.08	14.70	9.90	14.70	37.01
MSCI ACWI SMID Growth Information Technology Index(b)	5.02	21.87	9.23	21.87	34.24

The inception date of the Fund was September 29, 2020. The first day of secondary market trading was October 1, 2020.

(a)	MSCI All Country World Index captures large- and mid-cap representation across certain developed and emerging markets.

(b)	MSCI ACWI SMID Growth Information Technology Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain Developed and Emerging Markets.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,031.70	$ 4.49		$ 1,000.00	$ 1,020.70	$ 4.47		0.88%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

After losing ground in the first half of the period, technology stocks staged a significant rally from early November onward to close with a solid gain for the full six months. Both the early downturn and the subsequent recovery largely reflected shifting expectations for the interest rate outlook. Tech equities also benefitted from improving fundamentals.

The Semiconductor designers NVIDIA Corp. and Alchip Technologies Ltd. were the largest individual contributors to the Fund’s relative performance. Both companies benefitted from a surge in demand for artificial intelligence chips from data center customers. Lattice Semiconductor Corp. and Wolfspeed, Inc., which were hurt by weaker demand in their industrial and automotive end markets, were the largest detractors.

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Fund Summary as of January 31, 2024 (continued)	BlackRock Future Tech ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Semiconductors & Semiconductor Equipment	34.0%
Software	26.4
Technology Hardware, Storage & Peripherals	6.8
Electronic Equipment, Instruments & Components	6.2
IT Services	5.4
Entertainment	4.7
Interactive Media & Services	3.7
Professional Services	2.2
Broadline Retail	1.9
Media	1.9
Communications Equipment	1.7
Automobiles	1.2
Consumer Finance	1.2
Real Estate Management & Development	1.1
Other (each representing less than 1%)	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Nvidia Corp.	6.1%
Synopsys Inc.	3.7
ASM International NV	2.6
Palo Alto Networks Inc.	2.4
MongoDB Inc., Class A	2.2
SK Hynix Inc.	2.1
Pure Storage Inc., Class A	2.0
MercadoLibre Inc.	1.9
BE Semiconductor Industries NV	1.9
Informa PLC	1.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of January 31, 2024	BlackRock Future U.S. Themes ETF

Investment Objective

The BlackRock Future U.S. Themes ETF (the “Fund”) seeks long-term capital appreciation.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.96%	20.47%	4.05%	20.47%	8.85%
Fund Market	8.23	20.81	4.12	20.81	8.99
S&P 500® Index(a)	6.43	20.82	3.78	20.82	8.21

The inception date of the Fund was December 14, 2021. The first day of secondary market trading was December 16, 2021.

(a)	The S&P 500® Index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,079.60	$ 3.14		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

After losing ground in the first half of the period, U.S. equities staged a significant rally from early November onward to close with a solid gain for the full six months. Both the early downturn and the subsequent recovery largely reflected shifting expectations for the interest rate outlook.

The Fund posted a strong total return and outpaced the S&P 500 Index. The semiconductor companies NVIDIA Corp. and Broadcom, Inc. were the two largest contributors to relative performance. Both stocks benefited from the continued development of generative artificial intelligence.

Underweights in Microsoft Corp. and Eli Lilly & Co. were the two largest detractors from relative performance. Microsoft benefited from the broader rally in technology stocks brought about by expectations for a more dovish U.S. Federal Reserve and a soft landing in the economy. Eli Lilly outperformed behind positive news on its Alzheimer’s treatment and growing optimism about the sales potential for its GLP-1 weight loss drug.

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Fund Summary as of January 31, 2024 (continued)	BlackRock Future U.S. Themes ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	15.8%
Semiconductors & Semiconductor Equipment	9.9
Financial Services	7.6
Technology Hardware, Storage & Peripherals	7.6
Specialty Retail	5.3
Health Care Equipment & Supplies	5.0
Health Care Providers & Services	4.6
Oil, Gas & Consumable Fuels	4.6
Interactive Media & Services	4.3
Hotels, Restaurants & Leisure	4.1
Broadline Retail	4.0
Electronic Equipment, Instruments & Components	3.4
Professional Services	2.4
Consumer Staples Distribution & Retail	2.1
Commercial Services & Supplies	2.1
Textiles, Apparel & Luxury Goods	1.6
Trading Companies & Distributors	1.5
Building Products	1.4
Construction Materials	1.1
Ground Transportation	1.0
Insurance	1.0
Aerospace & Defense	1.0
Food Products	1.0
Other (each representing less than 1%)	7.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	6.6%
Nvidia Corp.	6.1
Microsoft Corp.	4.5
Broadcom Inc.	3.5
Berkshire Hathaway Inc., Class B	3.4
Amazon.com Inc.	3.3
McDonald’s Corp.	3.0
Mastercard Inc., Class A	2.6
Adobe Inc.	2.2
TJX Companies Inc. (The)	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

Fund Summary as of January 31, 2024	BlackRock Large Cap Core ETF

Investment Objective

The BlackRock Large Cap Core ETF (the “Fund”) seeks to maximize total return.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	13.55%
Fund Market	13.62
Russell 1000 Index(a)	14.83

The inception date of the Fund was October 24, 2023. The first day of secondary market trading was October 26, 2023.

(a)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (10/24/23)	(a)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(b)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,135.50	$ 1.02		$ 1,000.00	$ 1,023.40	$ 1.78		0.35%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 100/366 for actual expenses and 184/366 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of January 31, 2024 (continued)	BlackRock Large Cap Core ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Software	8.6%
Interactive Media & Services	8.3
Semiconductors & Semiconductor Equipment	8.0
Health Care Providers & Services	6.4
Broadline Retail	5.6
Pharmaceuticals	4.5
Oil, Gas & Consumable Fuels	4.2
Machinery	4.0
Technology Hardware, Storage & Peripherals	3.8
Financial Services	3.6
Insurance	3.6
Capital Markets	3.4
Chemicals	2.8
Life Sciences Tools & Services	2.6
Media	2.5
Consumer Staples Distribution & Retail	2.4
Household Durables	2.2
IT Services	1.9
Banks	1.9
Specialty Retail	1.8
Health Care Equipment & Supplies	1.7
Electronic Equipment, Instruments & Components	1.5
Diversified Telecommunication Services	1.5
Automobile Components	1.4
Food Products	1.2
Building Products	1.1
Communications Equipment	1.1
Health Care Technology	1.1
Personal Care Products	1.0
Aerospace & Defense	1.0
Beverages	1.0
Consumer Finance	1.0
Other (each representing less than 1%)	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	8.6%
Amazon.com Inc.	5.6
Apple Inc.	3.8
Meta Platforms Inc, Class A	3.2
Alphabet Inc., Class A	2.9
Berkshire Hathaway Inc., Class B	2.6
Comcast Corp., Class A	2.5
Advanced Micro Devices Inc.	2.5
Fortive Corp.	2.4
Novo Nordisk A/S	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of January 31, 2024	BlackRock Large Cap Value ETF

Investment Objective

The BlackRock Large Cap Value ETF (the “Fund”) seeks to maximize total return.

Performance

		Cumulative Total Returns
	6-Month Total Returns	Since Inception
Fund NAV	7.67%	17.04%
Fund Market	7.92	17.17
Russell 1000 Value Index(a)	2.54	10.99

The inception date of the Fund was May 19, 2023. The first day of secondary market trading was May 23, 2023.

(a)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,076.70	$ 2.87		$ 1,000.00	$ 1,022.40	$ 2.80		0.55%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

U.S. equities delivered positive returns in the six-month period, reflecting anticipation of a soft landing for the economy and a moving forward of expectations for when the U.S. Federal Reserve would begin to cut short term interest rates. Large-cap value stocks as gauged by the Russell 1000 Value Index provided a modest positive return, while notably lagging their large-cap growth counterparts which benefited the most from the outlook for lower interest rates.

The Fund outperformed the Russell 1000 Value Index for the period. On an individual security basis, the Fund’s position in Cardinal Health was the single largest contributor to relative return. Cardinal Health is a distributor of pharmaceuticals, global manufacturer and distributor of medical and laboratory products, and a provider of performance and data solutions for healthcare facilities. The company delivered strong first quarter results and increased guidance meaningfully. Cardinal remains attractively valued and should benefit from long-term tailwinds that are not fully reflected in the stock price. An overweight position in Eli Lilly was also among the largest contributors to relative return, as sentiment around the pharmaceutical company was boosted over the period by strong demand for GLP-1 medications to treat obesity.

Conversely, an overweight position in Sealed Air was the single largest detractor from relative return. The protective packaging company was a strong beneficiary of increased ecommerce activity during the height of the pandemic. However, the company has more recently lost market share due to higher paper prices. The Fund’s position in Kosmos Energy was also among the leading detractors as the exploration & production company was negatively impacted by lower oil prices.

14	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock Large Cap Value ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)
Banks	9.9%
Health Care Providers & Services	9.4
Professional Services	6.8
Oil, Gas & Consumable Fuels	6.2
Capital Markets	5.4
Insurance	4.7
Health Care Equipment & Supplies	4.5
Electric Utilities	3.7
Media	3.5
Consumer Staples Distribution & Retail	3.5
Machinery	3.1
Financial Services	3.1
Food Products	2.9
Aerospace & Defense	2.6
Pharmaceuticals	2.5
Textiles, Apparel & Luxury Goods	2.2
Communications Equipment	2.2
IT Services	2.1
Diversified Telecommunication Services	2.0
Interactive Media & Services	2.0
Chemicals	2.0
Automobile Components	1.9
Automobiles	1.8
Beverages	1.4
Software	1.4
Containers & Packaging	1.3
Technology Hardware, Storage & Peripherals	1.2
Semiconductors & Semiconductor Equipment	1.1
Specialty Retail	1.1
Life Sciences Tools & Services	1.1
Electrical Equipment	1.0
Tobacco	1.0
Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Wells Fargo & Co.	4.1%
Citigroup Inc.	3.7
Cardinal Health Inc.	3.2
Leidos Holdings Inc.	2.7
L3Harris Technologies Inc.	2.6
Enterprise Products Partners LP	2.5
Laboratory Corp. of America Holdings	2.5
Cigna Group (The)	2.5
Comcast Corp., Class A	2.5
SS&C Technologies Holdings Inc.	2.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.81%	19.31%	6.72%	19.31%	20.16%
Fund Market	5.80	19.38	6.73	19.38	20.19
Russell 1000® Index(a)	6.30	20.23	6.92	20.23	20.72

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

(a)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,058.10	$ 0.72		$ 1,000.00	$ 1,024.40	$ 0.71		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management), based on proprietary BlackRock Fund Advisors research. These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the Russell 1000® Index.

For the six-month period that ended on January 31, 2024, the Fund returned 5.81% and underperformed the 6.30% return of the benchmark. The Clean Technology and Water Management pillars were the primary detractors. Market sentiment for Clean Technology suffered as interest rates continued to rise.

The Fund remained largely sector-neutral. It had a slight overweight in the healthcare sector and a small underweight in communication services. This positioning reflected the risk bands employed by the investment adviser’s portfolio management process. Given the tight controls on sector and risk factor exposures, Fund performance was primarily driven by security selection. The Fund delivered the best results in the materials sector, while it produced the weakest performance in information technology. The Fund benefited from the exclusion of traditional energy companies, which lagged at a time of moderating oil prices.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 35% lower carbon emission intensity and 22% higher exposure to green revenue than the benchmark as of December 29, 2023.

16	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock U.S. Carbon Transition Readiness ETF

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	28.7%
Financials	13.6
Health Care	12.7
Consumer Discretionary	10.5
Industrials	9.5
Communication Services	8.2
Consumer Staples	5.8
Energy	3.6
Real Estate	2.7
Materials	2.7
Utilities	2.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	6.6%
Apple Inc.	6.6
Amazon.com Inc.	3.2
Nvidia Corp.	3.2
Meta Platforms Inc, Class A	2.0
Alphabet Inc., Class A	1.9
Mastercard Inc., Class A	1.8
Alphabet Inc., Class C	1.7
Berkshire Hathaway Inc., Class B	1.4
Accenture PLC, Class A	1.4

F U N D S U M M A R Y	17

Fund Summary as of January 31, 2024	BlackRock U.S. Equity Factor Rotation ETF

Investment Objective

The BlackRock U.S. Equity Factor Rotation ETF (the “Fund”) seeks to outperform the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a factor rotation model.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.45%	28.81%	12.93%	28.81%	80.87%
Fund Market	8.58	29.05	12.93	29.05	80.88
MSCI USA Index(a)	6.53	21.11	13.68	21.11	86.60

The inception date of the Fund was March 19, 2019. The first day of secondary market trading was March 21, 2019.

(a)

The MSCI USA Index is designed to measure the performance of the large- and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the United States.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,084.50	$1.05		$1,000.00	$1,024.10	$1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

U.S. equities delivered positive returns in the six-month period, reflecting anticipation of a soft landing for the economy and a moving forward of expectations for when the U.S. Federal Reserve would begin to cut short term interest rates.

The Fund’s actively managed factor rotation strategy seeks diversified exposure to five style factors: value, size, momentum, quality, and volatility. The Fund strives to outperform the broader market through the efficacy of these factors, as well as by actively emphasizing exposure to the factors that the investment adviser believes will perform best based on forward-looking insights.

The Fund outperformed the MSCI USA Index for the period, as stock selection based on style tilts proved additive. Most notably, stocks held based on mega-capitalization, quality, and growth characteristics led contributions, fueled by investor enthusiasm around AI and expectations for rate cuts in 2024. An underweight to low volatility and an overweight to momentum were modestly additive. These contributions were only partly offset by underweight exposure to stocks with value characteristics.

In sector terms, positive contributors included overweight allocations to financials and information technology along with an underweight to industrials. In industry terms, overweights to software, banks and household durables were additive. Conversely, an overweight to the consumer discretionary sector and an underweight to healthcare weighed on relative performance. Overweights to the automobile and air freight & logistics industries detracted, along with an underweight to biotechnology.

18	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock U.S. Equity Factor Rotation ETF

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	38.4%
Consumer Discretionary	19.5
Financials	15.1
Industrials	9.1
Communication Services	7.9
Energy	7.6
Materials	1.4
Real Estate	1.0
Health Care	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	8.6%
Apple Inc.	7.2
Nvidia Corp.	5.4
Amazon.com Inc.	4.8
Home Depot Inc. (The)	4.3
Exxon Mobil Corp.	3.4
Alphabet Inc., Class A	3.1
Visa Inc., Class A	3.1
Broadcom Inc.	2.9
United Parcel Service Inc., Class B	2.9

F U N D S U M M A R Y	19

Fund Summary as of January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF

Investment Objective

The BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Fund”) seeks long-term capital appreciation by investing in large- and mid-capitalization World ex U.S. equity securities that may be better positioned to benefit from the transition to a low-carbon economy.

Performance

		Average Annual Total Returns		Cumulative Total Returns
	6-Month Total Returns	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.49%	6.93%	0.95%	6.93%	2.69%
Fund Market	1.50	6.98	1.01	6.98	2.87
MSCI World ex USA Index(a)	3.09	9.48	2.78	9.48	8.02

The inception date of the Fund was April 6, 2021. The first day of secondary market trading was April 8, 2021.

(a)

The MSCI World ex USA Index captures large- and mid-cap representation across certain developed markets countries, excluding the United States. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Beginning Account Value (08/01/23)	Ending Account Value (01/31/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,014.90	$1.01		$1,000.00	$1,024.10	$1.02		0.20%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Management Commentary

The Fund’s Low Carbon Economy Transition Readiness (“LCETR”) model-driven investment process evaluates companies’ preparedness for the transition to a low-carbon economy across five “pillars” (Fossil Fuels, Clean Technology, Energy Management, Waste Management and Water Management), based on proprietary BlackRock Fund Advisors research. These evaluations are used to determine active portfolio weights relative to the Fund’s benchmark, the MSCI World ex USA Index.

For the six-month period that ended on January 31, 2024, the Fund returned 1.49% and underperformed the 3.09% return of the benchmark. The Clean Technology and Energy Management pillars detracted from performance, while Water Management added. Market sentiment for Clean Technology suffered as interest rates continued to rise.

The Fund remained largely sector-neutral. It had a slight overweight in the information technology sector and a slight underweight in materials. The Fund also continued to pursue a country-neutral approach. It had small overweights in Norway, and slight underweights in Germany. This positioning reflected the risk bands employed by the investment adviser’s portfolio management process. Given the tight controls on sector, geographic, and risk factor exposures, Fund performance was primarily driven by security selection. The Fund delivered the best results in the healthcare sector, while it produced the weakest performance in materials. The Fund benefited from the exclusion of traditional energy companies, which lagged at a time of moderating oil prices.

By maximizing exposure to companies with higher LCETR scores, the Fund demonstrated 38% lower carbon emission intensity and 45% higher exposure to green revenue than the benchmark as of December 29, 2023.

20	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2024 (continued)	BlackRock World ex U.S. Carbon Transition Readiness ETF

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	20.5%
Industrials	16.0
Health Care	12.0
Consumer Discretionary	11.3
Information Technology	9.4
Consumer Staples	8.7
Materials	7.3
Energy	5.7
Communication Services	4.0
Utilities	3.3
Real Estate	1.8

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	20.4%
United Kingdom	12.5
France	11.2
Switzerland	10.9
Canada	10.1
Germany	7.3
Australia	7.0
Denmark	3.1
Netherlands	3.0
Spain	2.9

F U N D S U M M A R Y	21

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Schedule of Investments (unaudited) January 31, 2024	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 2.7%

Cie. de Saint-Gobain	623	$44,050
Kingspan Group PLC	785	63,755

		107,805

Capital Markets — 1.3%

Agronomics Ltd.	402,758	51,424

Chemicals — 12.0%

Albemarle Corp.	281	32,242
DSM-Firmenich AG	1,041	110,065
Ecolab Inc.	524	103,867
Nutrien Ltd.	1,272	63,435
Robertet SA	85	75,417
Symrise AG, Class A	993	102,452

		487,478

Commercial Services & Supplies — 5.2%

Republic Services Inc., Class A	670	114,650
Waste Management Inc.	519	96,342

		210,992

Construction & Engineering — 2.6%

AECOM	720	63,497
Quanta Services Inc.	210	40,750

		104,247

Containers & Packaging — 8.2%

Avery Dennison Corp.	601	119,869
Crown Holdings Inc.	917	81,154
SIG Group AG	3,503	73,326
Smurfit Kappa Group PLC	1,490	55,525

		329,874

Electric Utilities — 7.2%

Enel SpA	14,170	96,687
NextEra Energy Inc.	2,365	138,660
SSE PLC	2,583	55,013

		290,360

Electrical Equipment — 6.8%

Canadian Solar Inc.(a)(b)	2,283	50,454
Contemporary Amperex Technology Co. Ltd., Class A	1,400	29,546
Schneider Electric SE	423	83,098
Vestas Wind Systems A/S(a)	3,957	111,568

		274,666

Electronic Equipment, Instruments & Components — 3.1%

Keyence Corp.	100	44,740
Rogers Corp.(a)	292	33,659
Samsung SDI Co. Ltd.	177	49,121

		127,520

Food Products — 11.4%

Bunge Global SA	879	77,431
Darling Ingredients Inc.(a)	1,255	54,342
Kerry Group PLC, Class A	1,349	120,242
Maple Leaf Foods Inc.	1,946	37,112
Salmar ASA	1,932	107,246
SunOpta Inc.(a)	11,163	66,420

		462,793

Ground Transportation — 1.7%

Union Pacific Corp.	282	68,788

Independent Power and Renewable Electricity Producers — 3.5%

EDP Renovaveis SA	7,658	124,008

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)

Orron Energy AB	27,088	$18,632

		142,640

Machinery — 15.1%

Ag Growth International Inc.	2,625	110,236
AGCO Corp.	608	74,377
Deere & Co.	156	61,398
Ingersoll Rand Inc.	1,101	87,926
John Bean Technologies Corp.	610	60,244
Kurita Water Industries Ltd.	1,100	40,173
Marel HF(c)	5,648	20,814
Spirax-Sarco Engineering PLC	508	63,937
Xylem Inc./NY	806	90,627

		609,732

Metals & Mining — 0.5%

SSAB AB, Class B	2,691	20,555

Multi-Utilities — 2.1%

Veolia Environnement SA	2,612	85,109

Paper & Forest Products — 2.1%

UPM-Kymmene OYJ	2,313	84,129

Professional Services — 0.8%

SGS SA	341	31,510

Semiconductors & Semiconductor Equipment — 7.1%

Analog Devices Inc.	470	90,410
First Solar Inc.(a)	360	52,668
Infineon Technologies AG	1,574	57,383
STMicroelectronics NV	1,934	84,917

		285,378

Software — 1.7%

Autodesk Inc.(a)	270	68,529

Total Common Stocks — 95.1% (Cost: $3,960,972)		3,843,529

Warrants

Capital Markets — 0.0%

Agronomics Ltd., (Issued 06/01/21, Exercisable at calendar quarter end, 1 Share for 1 Warrant, Expires 12/08/24, Strike Price GBP 0.30)	329,052	4

Total Warrants — 0.0% (Cost: $—)		4

Total Long-Term Investments — 95.1% (Cost: $3,960,972)		3,843,533

Short-Term Securities

Money Market Funds — 6.0%

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(d)(e)(f)	51,965	51,996

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Climate and Sustainable Economy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(d)(e)	190,000	$190,000

Total Short-Term Securities — 6.0% (Cost: $241,996)		241,996

Total Investments — 101.1% (Cost: $4,202,968)		4,085,529

Liabilities in Excess of Other Assets — (1.1)%		(42,898)

Net Assets — 100.0%		$4,042,631

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$44,600	$7,379	(a)	$—	$22	$(5)	$51,996	51,965	$187	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,000	0	(a)	—	—	—	190,000	190,000	4,263		—

					$22	$(5)	$241,996		$4,450		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$2,086,742	$1,756,787	$—	$3,843,529
Warrants	—	4	—	4
Short-Term Securities
Money Market Funds	241,996	—	—	241,996

	$2,328,738	$1,756,791	$—	$4,085,529

See notes to financial statements.

24	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Future Financial and Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 18.0%

Axos Financial Inc.(a)	1,537	$85,196
Bank of the Philippine Islands	47,320	92,727
Coastal Financial Corp./WA(a)	908	36,229
FinecoBank Banca Fineco SpA	5,419	78,133
Inter & Co. Inc., NVS	14,646	74,732
Live Oak Bancshares Inc.	3,874	140,897
NU Holdings Ltd.	12,104	104,216
Rakuten Bank Ltd., NVS(a)	12,200	190,185

		802,315

Capital Markets — 13.5%

Assetmark Financial Holdings Inc.(a)	2,716	83,300
B3 SA - Brasil, Bolsa, Balcao	38,550	101,853
Charles Schwab Corp. (The)	2,069	130,181
KIWOOM Securities Co. Ltd.(a)	1,645	118,900
XP Inc., Class A	6,857	168,545

		602,779

Consumer Finance — 13.7%

American Express Co.	573	115,024
Capital One Financial Corp.	878	118,811
Discover Financial Services	636	67,111
Kaspi.KZ JSC(b)	2,240	206,080
Oportun Financial Corp.(a)	12,963	47,704
Synchrony Financial	1,443	56,089

		610,819

Financial Services — 49.4%

Adyen NV(a)(c)	40	50,167
Block Inc.(a)	729	47,392
Cab Payments Holdings PLC(d)	47,387	47,743
Fidelity National Information Services Inc.	3,526	219,529
Fiserv Inc.(a)	1,567	222,310
FleetCor Technologies Inc.(a)	82	23,774
Global Payments Inc.	1,654	220,362
Mastercard Inc., Class A	124	55,705
Nexi SpA(a)(c)	15,445	118,470
Nuvei Corp.(c)	8,532	207,327
Pagseguro Digital Ltd., Class A	12,572	161,802
Payoneer Global Inc.(a)	22,080	103,334

Security	Shares	Value

Financial Services (continued)

PayPal Holdings Inc.(a)	1,837	$112,700

Repay Holdings Corp., Class A(a)	20,345	159,505
Shift4 Payments Inc., Class A(a)	653	46,892
Spaxs SpA	13,507	74,502
Visa Inc., Class A(d)	200	54,652
WEX Inc.(a)(d)	1,050	214,610
Worldline SA/France(a)(c)	4,801	64,902

		2,205,678

Software — 2.5%

Temenos AG, Registered	1,079	109,810

Total Long-Term Investments — 97.1% (Cost: $4,137,453)		4,331,401

Short-Term Securities

Money Market Funds — 10.0%

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(e)(f)(g)	305,526	305,710
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(e)(f)	140,000	140,000

Total Short-Term Securities — 10.0% (Cost: $445,679)		445,710

Total Investments — 107.1% (Cost: $4,583,132)		4,777,111

Liabilities in Excess of Other Assets — (7.1)%		(315,013)

Net Assets — 100.0%		$4,462,098

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan. (e) Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$244,167	$61,424	(a)	$—		$108	$11	$305,710	305,526	$297	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	200,000	—		(60,000	)(a)	—	—	140,000	140,000	6,887		—

						$108	$11	$445,710		$7,184		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Financial and Technology ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,433,605	$897,796	$—	$4,331,401
Short-Term Securities
Money Market Funds	445,710	—	—	445,710

	$3,879,315	$897,796	$—	$4,777,111

See notes to financial statements.

26	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 37.5%

4D Molecular Therapeutics Inc.(a)	184	$3,174
AbbVie Inc.	487	80,063
AC Immune SA	1,540	4,943
Alkermes PLC	371	10,036
Alnylam Pharmaceuticals Inc.(a)	316	54,640
Amgen Inc.	279	87,679
Apellis Pharmaceuticals Inc.(a)	104	6,582
Arcturus Therapeutics Holdings Inc.(a)	296	9,759
Arcus Biosciences Inc.(a)	332	5,026
Argenx SE, ADR(a)	188	71,536
Arrowhead Pharmaceuticals Inc.(a)	160	5,136
Astria Therapeutics Inc.(a)	265	3,453
Autolus Therapeutics PLC , ADR(a)	949	5,713
Beam Therapeutics Inc.(a)	268	6,539
BeiGene Ltd., ADR(a)	171	25,347
Bicycle Therapeutics PLC, ADR(a)(b)	570	9,946
Biogen Inc.(a)	206	50,812
Biohaven Ltd., NVS	219	9,741
BioMarin Pharmaceutical Inc.(a)	853	75,132
Biomea Fusion Inc.(a)(b)	292	5,279
Black Diamond Therapeutics Inc.(a)	1,678	6,444
Blueprint Medicines Corp.(a)	667	53,046
Bridgebio Pharma Inc.(a)	125	4,286
CapitaLand Investment Ltd./Singapore(a)	1,025	20,992
Cerevel Therapeutics Holdings Inc.(a)	506	21,201
CG oncology, Inc., NVS	218	8,123
CureVac NV	656	2,355
Dyne Therapeutics Inc.(a)	559	11,963
Exact Sciences Corp.(a)(b)	170	11,118
Exelixis Inc.(a)	992	21,586
Galapagos NV, ADR(a)	296	11,121
Genmab A/S(a)	58	16,038
Genmab A/S, ADR(a)(b)	189	5,218
Gilead Sciences Inc.	343	26,843
Halozyme Therapeutics Inc.(a)	323	10,934
Immatics NV, NVS	531	6,032
Immunocore Holdings PLC(a)	643	46,482
ImmunoGen Inc.(a)	430	12,608
Incyte Corp.(a)	465	27,328
Ionis Pharmaceuticals Inc.(a)(b)	574	29,498
Iovance Biotherapeutics Inc.(a)(b)	320	2,474
Karuna Therapeutics Inc.(a)	44	13,790
Keros Therapeutics Inc.(a)	238	13,176
Kinnate Biopharma Inc.(a)	369	875
Legend Biotech Corp., ADR(a)	814	44,819
MacroGenics Inc.(a)(b)	361	5,162
Merus NV	825	29,436
Monte Rosa Therapeutics Inc.(a)	230	1,218
MoonLake Immunotherapeutics, Class A, NVS(a)	227	12,685
Morphic Holding Inc.(a)	154	4,880
Neurocrine Biosciences Inc.(a)	413	57,725
Nuvalent Inc., Class A(a)	480	36,082
Prime Medicine Inc., NVS(a)(b)	730	4,635
Protagonist Therapeutics Inc.(a)	809	20,233
PTC Therapeutics Inc.(a)	444	11,584
Revolution Medicines Inc.(a)(b)	369	10,240
Rhythm Pharmaceuticals Inc.(a)	1,064	46,933
Rocket Pharmaceuticals Inc.(a)(b)	634	18,215
Roivant Sciences Ltd.	1,780	17,800
Sage Therapeutics Inc.(a)	525	13,461

Security	Shares	Value

Biotechnology (continued)

Sagimet Biosciences Inc., NVS	845	$8,011
Sarepta Therapeutics Inc.(a)	457	54,378
Tenaya Therapeutics Inc.(a)	245	1,030
TScan Therapeutics Inc.(a)	2,144	10,956
Twist Bioscience Corp.(a)	262	8,489
Ultragenyx Pharmaceutical Inc.(a)	238	10,498
United Therapeutics Corp.(a)	123	26,418
Vaxcyte Inc.(a)(b)	577	41,209
Vertex Pharmaceuticals Inc.(a)	54	23,403
Viking Therapeutics Inc.(a)	450	10,863
Voyager Therapeutics Inc.(a)	718	5,220
Xenon Pharmaceuticals Inc.(a)	882	39,884

		1,489,534

Electronic Equipment, Instruments & Components — 0.1%

908 Devices Inc.(a)(b)	448	3,172

Health Care Equipment & Supplies — 22.5%

Abbott Laboratories	260	29,419
Abiomed Inc., CVR(c)	246	704
Alcon Inc.	361	27,115
Align Technology Inc.(a)	287	76,721
Becton Dickinson and Co.	172	41,075
Boston Scientific Corp.(a)	2,170	137,274
CONMED Corp.	187	17,877
ConvaTec Group PLC(d)	8,138	24,767
Cooper Companies Inc. (The)	216	80,574
Dexcom Inc.(a)(b)	158	19,173
Edwards Lifesciences Corp.(a)	135	10,593
Glaukos Corp.(a)	85	7,568
Hologic Inc.(a)	380	28,287
Inspire Medical Systems Inc.(a)	179	37,746
Intuitive Surgical Inc.(a)	208	78,670
Masimo Corp.(a)	468	60,344
Novocure Ltd.	385	5,359
Nyxoah SA(b)	946	10,236
Penumbra Inc.(a)	123	31,019
Pulmonx Corp.(a)	609	8,088
Shockwave Medical Inc.(a)	131	29,639
SI-BONE Inc.(a)	300	6,063
STERIS PLC	115	25,179
Stryker Corp.	93	31,200
Tandem Diabetes Care Inc.(a)	265	6,042
Zimmer Biomet Holdings Inc.	482	60,539

		891,271

Health Care Providers & Services — 10.2%

Cencora Inc.	556	129,370
Centene Corp.(a)	374	28,166
Elevance Health Inc.	67	33,060
Encompass Health Corp.	169	12,006
Guardant Health Inc.(a)	389	8,531
Laboratory Corp. of America Holdings	130	28,899
McKesson Corp.	103	51,488
Molina Healthcare Inc.(a)	145	51,684
UnitedHealth Group Inc.	119	60,897

		404,101

Health Care Technology — 0.0%

Sophia Genetics SA	413	1,896

Industrial Conglomerates — 0.0%

Frequency Therapeutics, Inc., NVS	420	6

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Health ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 15.3%

10X Genomics Inc., Class A(a)	481	$20,043

Avantor Inc.(a)	1,250	28,738
Bio-Rad Laboratories Inc., Class A(a)	38	12,194
Bio-Techne Corp.	870	61,178
Bruker Corp.	362	25,887
Charles River Laboratories International Inc.(a)	210	45,419
Danaher Corp.	254	60,937
Gerresheimer AG	457	46,591
Lonza Group AG, Registered	50	24,445
Mettler-Toledo International Inc.(a)	50	59,859
Qiagen NV, NVS	1,522	66,451
Repligen Corp.(a)	196	37,122
Waters Corp.(a)	189	60,047
West Pharmaceutical Services Inc.	155	57,820

		606,731

Pharmaceuticals — 8.5%

Arvinas Inc.(a)	445	18,467
Axsome Therapeutics Inc.(a)	75	6,752
Catalent Inc.(a)	737	38,059
Elanco Animal Health Inc.(a)	2,770	40,830
Eli Lilly & Co.	89	57,459
Longboard Pharmaceuticals Inc.(a)	58	1,232
Merck & Co. Inc.	415	50,124
Mirati Therapeutics, Inc., NVS	334	234
Novo Nordisk A/S	709	81,042
Sanofi SA, ADR	570	28,443
Structure Therapeutics Inc.(a)(b)	309	13,478

		336,120

Total Common Stocks — 94.1% (Cost: $3,567,352)		3,732,831

Preferred Stocks

Life Sciences Tools & Services — 0.9%

Sartorius AG, Preference Shares, NVS	99	36,115

Total Preferred Stocks — 0.9% (Cost: $39,237)		36,115

Total Long-Term Investments — 95.0% (Cost: $3,606,589)		3,768,946

Security	Shares	Value

Short-Term Securities

Money Market Funds — 8.7%

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(e)(f)(g)	146,505	$146,593

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(e)(f)	200,000	200,000

Total Short-Term Securities — 8.7% (Cost: $346,496)		346,593

Total Investments — 103.7% (Cost: $3,953,085)		4,115,539

Liabilities in Excess of Other Assets — (3.7)%		(146,532)

Net Assets — 100.0%		$3,969,007

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$519,473	$—	$(372,985	)(a)	$110	$(5)	$146,593	146,505	$769	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	260,000	—	(60,000	)(a)	—	—	200,000	200,000	5,766		—

					$110	$(5)	$346,593		$6,535		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

28	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Health ETF

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	2,557,200	USD	17,879	Barclays Bank PLC	03/14/24	$(392)
JPY	13,742,800	USD	96,086	Morgan Stanley & Co. International PLC	03/14/24	(2,108)

						(2,500)

						$(2,500)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,500	$—	$—	$2,500

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(5,327)	$—	$—	$(5,327)

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(4,635)	$—	$—	$(4,635)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$127,960
Average amounts sold — in USD	$17,346

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$—	$2,500

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	2,500
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$—	$2,500

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Health ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(c)

Barclays Bank PLC	$392	$—		$—	$—	$392
Morgan Stanley & Co. International PLC	2,108	—		—	—	2,108

	$2,500	$—		$—	$—	$2,500

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,539,004	$193,123	$704	$3,732,831
Preferred Stocks	—	36,115	—	36,115
Short-Term Securities
Money Market Funds	346,593	—	—	346,593

	$3,885,597	$229,238	$704	$4,115,539

Derivative Financial Instruments(a)
Liabilities
Foreign Currency Exchange Contracts	$—	$(2,500)	$—	$(2,500)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.2%
Tesla Inc.(a)	870	$162,942

Broadline Retail — 1.9%
MercadoLibre Inc.(a)	157	268,754

Communications Equipment — 1.7%
Accton Technology Corp.	14,000	235,516

Consumer Finance — 1.2%
Kaspi.KZ JSC(b)	1,771	162,932

Electronic Equipment, Instruments & Components — 6.1%
Coherent Corp.(a)	1,697	80,675
E Ink Holdings Inc.	8,000	53,054
Ibiden Co. Ltd.	2,500	125,800
Jabil Inc.(c)	1,910	239,304
Lotes Co. Ltd.	3,051	96,246
TDK Corp.	2,200	109,461
Yageo Corp.	9,000	158,302

		862,842

Entertainment — 4.6%
Nintendo Co. Ltd.	2,500	139,677
Roku Inc.(a)	1,014	89,293
Spotify Technology SA(a)	852	183,478
Take-Two Interactive Software Inc.(a)	1,466	241,788

		654,236

Financial Services — 0.6%
Wise PLC, Class A(a)	8,823	89,994

Hotels, Restaurants & Leisure — 0.6%
Expedia Group Inc.(a)	528	78,318

Interactive Media & Services — 3.7%
Kakao Corp.(a)	2,551	99,759
NAVER Corp.(a)	947	141,219
Pinterest Inc., Class A(a)	4,304	161,271
Snap Inc., Class A, NVS(a)	7,495	119,095

		521,344

IT Services — 5.4%
Cloudflare Inc., Class A(a)	1,367	108,061
Endava PLC, ADR(a)(c)	1,101	77,918
Globant SA	348	82,062
MongoDB Inc., Class A(a)	766	306,798
NEC Corp.	1,500	98,017
Squarespace Inc., Class A(a)	1,498	46,438
Twilio Inc., Class A(a)	561	39,455

		758,749

Machinery — 0.4%
Harmonic Drive Systems Inc.	2,500	60,584

Media — 1.9%
Informa PLC	27,100	266,164

Professional Services — 2.1%
Legalzoom.com Inc.(a)	5,728	59,056
Wolters Kluwer NV	1,651	243,385

		302,441

Real Estate Management & Development — 1.0%
Zillow Group Inc., Class C (a)	2,565	145,795

Semiconductors & Semiconductor Equipment — 33.7%
Alchip Technologies Ltd.	2,000	248,080

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Alphawave IP Group PLC(a)	52,719	$86,527
Amkor Technology Inc.	2,841	89,946
ARM Holdings PLC, ADR(a)(c)	1,560	110,245
ASM International NV	666	369,120
ASPEED Technology Inc.	1,000	98,220
BE Semiconductor Industries NV	1,786	268,397
Credo Technology Group Holding Ltd.	6,561	134,566
Disco Corp.	500	134,920
eMemory Technology Inc.	1,000	89,189
Entegris Inc.	1,037	122,055
King Yuan Electronics Co. Ltd.	33,000	88,150
KLA Corp.	329	195,439
Kokusai Electric Corp., NVS	2,900	74,134
Lasertec Corp.	600	156,257
Lattice Semiconductor Corp.(a)	2,150	130,849
Marvell Technology Inc.	3,165	214,271
Monolithic Power Systems Inc.	330	198,898
Nvidia Corp.	1,374	845,381
Phison Electronics Corp.	6,000	100,765
Rambus Inc.(a)	3,283	224,984
Silicon Laboratories Inc.(a)	449	55,389
SK Hynix Inc.	2,939	294,313
Skyworks Solutions Inc.	758	79,181
SOITEC(a)	1,169	168,954
STMicroelectronics NV, ADR	1,684	74,298
Wolfspeed Inc.(a)(c)	2,812	91,531

		4,744,059

Software — 26.2%
Altair Engineering Inc., Class A(a)	539	45,825
Altium Ltd.	8,187	263,014
Appfolio Inc., Class A(a)	323	70,821
Appier Group Inc.(a)	6,100	71,373
Aspen Technology Inc.(a)	203	38,974
Atlassian Corp., NVS(a)	429	107,151
BILL Holdings Inc.(a)	964	75,240
Datadog Inc., Class A(a)	1,180	146,839
Freee KK(a)(c)	3,400	64,002
HashiCorp Inc.(a)	3,834	83,811
Informatica Inc. , Class A(a)	3,067	92,010
Kinaxis Inc.(a)	929	113,129
Klaviyo Inc.	2,843	73,491
Manhattan Associates Inc.(a)	605	146,749
Monday.com Ltd.(a)	479	100,609
Money Forward Inc.(a)	1,400	54,645
nCino Inc.(a)	1,570	49,424
Nemetschek SE	1,135	104,731
Nutanix Inc., Class A(a)	701	39,396
Palo Alto Networks Inc.(a)	980	331,740
PTC Inc.(a)	526	95,022
Q2 Holdings Inc.(a)	901	38,338
Sage Group PLC (The)	6,206	92,394
Samsara Inc.(a)(c)	4,700	147,580
SentinelOne Inc., Class A(a)	4,281	114,731
SiteMinder Ltd.(a)	31,020	106,051
Synopsys Inc.(a)	960	512,016
TOTVS SA	15,396	97,950
Workday Inc., Class A(a)	386	112,353
Xero Ltd.(a)	2,223	159,119
Zscaler Inc.(a)	584	137,631

		3,686,159

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 6.7%
Pure Storage Inc., Class A(a)	6,824	$272,892
Shenzhen Transsion Holdings Co. Ltd., Class A	3,308	62,881
Super Micro Computer Inc.(a)(c)	326	172,653
Western Digital Corp.(a)	2,528	144,728
Wistron Corp.	21,000	76,888
Wiwynn Corp.	3,000	211,502

		941,544

Total Long-Term Investments — 99.0% (Cost: $10,379,922)		13,942,373

Short-Term Securities

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(d)(e)(f)	857,742	858,257
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(d)(e)	200,000	200,000

Total Short-Term Securities — 7.5% (Cost: $1,057,925)		1,058,257

Total Investments — 106.5% (Cost: $11,437,847)		15,000,630

Liabilities in Excess of Other Assets — (6.5)%		(918,189)

Net Assets — 100.0%		$14,082,441

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$703,634	$154,282	(a)	$—		$209	$132	$858,257	857,742	$1,884	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	250,000	—		(50,000	)(a)	—	—	200,000	200,000	6,756		—

						$209	$132	$1,058,257		$8,640		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$8,581,569	$5,360,804	$—	$13,942,373

32	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future Tech ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$1,058,257	$—	$—	$1,058,257

	$9,639,826	$5,360,804	$—	$15,000,630

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) January 31, 2024	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Axon Enterprise Inc.(a)	204	$50,808

Automobiles — 0.0%
Tesla Inc.(a)	6	1,124

Beverages — 0.9%
Coca-Cola Co. (The)	434	25,819
PepsiCo Inc.	118	19,886

		45,705

Broadline Retail — 3.9%
Amazon.com Inc.(a)	1,132	175,687
Dillard’s Inc., Class A(b)	86	33,305

		208,992

Building Products — 1.4%
Builders FirstSource Inc.(a)	112	19,458
Owens Corning	39	5,910
Trane Technologies PLC	189	47,637

		73,005

Commercial Services & Supplies — 2.0%
Clean Harbors Inc.(a)	113	18,979
Copart Inc.(a)	380	18,255
Republic Services Inc., Class A	182	31,144
Waste Connections Inc.	229	35,555
Waste Management Inc.	25	4,641

		108,574

Construction & Engineering — 0.8%
AECOM	96	8,466
EMCOR Group Inc.	133	30,339
Quanta Services Inc.	17	3,299

		42,104

Construction Materials — 1.1%
Eagle Materials Inc.	90	20,365
Martin Marietta Materials Inc.	27	13,728
Vulcan Materials Co.	107	24,183

		58,276

Consumer Staples Distribution & Retail — 2.1%
BJ’s Wholesale Club Holdings Inc.(a)	77	4,954
Costco Wholesale Corp.	59	40,998
Kroger Co. (The)	694	32,021
Walmart Inc.	189	31,232

		109,205

Distributors — 0.4%
Genuine Parts Co.	61	8,554
LKQ Corp.	278	12,974

		21,528

Electrical Equipment — 0.7%
AMETEK Inc.	159	25,766
Hubbell Inc., Class B	36	12,080

		37,846

Electronic Equipment, Instruments & Components — 3.3%
Amphenol Corp., Class A	1,015	102,617
CDW Corp./DE	5	1,134
Jabil Inc.(b)	515	64,524
Keysight Technologies Inc.(a)	59	9,042

		177,317

Energy Equipment & Services — 0.5%
Baker Hughes Co., Class A	574	16,359

Security	Shares	Value

Energy Equipment & Services (continued)
ChampionX Corp.	277	$7,593

		23,952

Entertainment — 0.4%
Netflix Inc.(a)	38	21,436

Financial Services — 7.5%
Berkshire Hathaway Inc., Class B(a)	469	179,974
Fiserv Inc.(a)	613	86,966
Mastercard Inc., Class A	299	134,320

		401,260

Food Products — 0.9%
Archer-Daniels-Midland Co.	80	4,446
Bunge Global SA	176	15,504
Hershey Co. (The)	69	13,354
JM Smucker Co. (The)	7	921
Kellanova	192	10,514
Lamb Weston Holdings Inc.	50	5,122
WK Kellogg Co.	48	624

		50,485

Ground Transportation — 1.0%
JB Hunt Transport Services Inc.	16	3,216
Old Dominion Freight Line Inc.	129	50,441

		53,657

Health Care Equipment & Supplies — 5.0%
Align Technology Inc.(a)	78	20,851
Boston Scientific Corp.(a)	1,749	110,642
Edwards Lifesciences Corp.(a)	16	1,256
Masimo Corp.(a)	42	5,415
Penumbra Inc.(a)	100	25,219
Stryker Corp.	299	100,308

		263,691

Health Care Providers & Services — 4.6%
Cardinal Health Inc.	11	1,201
Encompass Health Corp.	186	13,214
HCA Healthcare Inc.	261	79,579
Humana Inc.	18	6,805
McKesson Corp.	27	13,497
Tenet Healthcare Corp.(a)	458	37,895
UnitedHealth Group Inc.	180	92,113

		244,304

Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp.	75	4,762
Chipotle Mexican Grill Inc., Class A(a)	1	2,409
Darden Restaurants Inc.	49	7,966
Hilton Worldwide Holdings Inc.	105	20,051
Marriott International Inc./MD, Class A	67	16,062
McDonald’s Corp.	548	160,410
Starbucks Corp.	20	1,860
Yum! Brands Inc.	36	4,662

		218,182

Household Durables — 0.9%
DR Horton Inc.	19	2,715
PulteGroup Inc.	398	41,615
Taylor Morrison Home Corp., Class A(a)	50	2,607

		46,937

Household Products — 0.7%
Procter & Gamble Co. (The)	244	38,342

Insurance — 1.0%
Arch Capital Group Ltd.(a)	434	35,775
Marsh & McLennan Companies Inc.	55	10,661

34	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future U.S. Themes ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Progressive Corp. (The)	25	$4,456

		50,892

Interactive Media & Services — 4.2%
Alphabet Inc., Class A(a)	570	79,857
Alphabet Inc., Class C, NVS(a)	419	59,414
Meta Platforms Inc, Class A(a)	221	86,221

		225,492

IT Services — 0.9%
Accenture PLC, Class A	129	46,940

Machinery — 0.7%
Lincoln Electric Holdings Inc.	173	38,444

Metals & Mining — 0.6%
Nucor Corp.	98	18,319
Reliance Steel & Aluminum Co.	3	856
Steel Dynamics Inc.	102	12,311

		31,486

Oil, Gas & Consumable Fuels — 4.6%
Chord Energy Corp.	19	2,921
Civitas Resources Inc.	38	2,463
ConocoPhillips	260	29,086
Devon Energy Corp.	47	1,975
Diamondback Energy Inc.	114	17,526
EOG Resources Inc.	38	4,324
EQT Corp.	541	19,151
Exxon Mobil Corp.	487	50,069
Hess Corp.	71	9,978
Matador Resources Co.	445	24,426
Murphy Oil Corp.	53	2,051
Occidental Petroleum Corp.	510	29,361
PBF Energy Inc., Class A	129	6,516
Pioneer Natural Resources Co.	49	11,262
Range Resources Corp.	300	8,712
Targa Resources Corp.	273	23,194

		243,015

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	47	3,128

Professional Services — 2.4%
Automatic Data Processing Inc.	60	14,747
Booz Allen Hamilton Holding Corp., Class A	192	27,028
CACI International Inc., Class A(a)	21	7,218
FTI Consulting Inc.(a)	40	7,664
Paychex Inc.	60	7,304
SS&C Technologies Holdings Inc.	842	51,379
Verisk Analytics Inc., Class A	54	13,043

		128,383

Semiconductors & Semiconductor Equipment — 9.8%
Broadcom Inc.	154	181,720
Nvidia Corp.	525	323,017
ON Semiconductor Corp.(a)	18	1,280
Texas Instruments Inc.	85	13,610

		519,627

Software — 15.7%
Adobe Inc.(a)	184	113,671
Cadence Design Systems Inc.(a)	352	101,538
Check Point Software Technologies Ltd.(a)	513	81,531
Crowdstrike Holdings Inc., Class A(a)	70	20,475
Fortinet Inc.(a)	783	50,496
Microsoft Corp.	600	238,548

Security	Shares	Value

Software (continued)
Oracle Corp.	773	$86,344
Palo Alto Networks Inc.(a)	209	70,749
Salesforce Inc.(a)	17	4,779
Synopsys Inc.(a)	75	40,001
Tenable Holdings Inc.(a)	529	24,916

		833,048

Specialty Retail — 5.2%
AutoNation Inc.(a)	72	10,056
AutoZone Inc.(a)	3	8,286
Bath & Body Works Inc.	183	7,807
Home Depot Inc. (The)	46	16,236
Lowe’s Companies Inc.	276	58,744
Murphy USA Inc.	26	9,166
O’Reilly Automotive Inc.(a)	10	10,230
Penske Automotive Group Inc.(b)	106	15,727
Ross Stores Inc.	39	5,471
TJX Companies Inc. (The)	1,168	110,855
Ulta Beauty Inc.(a)	30	15,061
Victoria’s Secret & Co.(a)	376	9,795

		277,434

Technology Hardware, Storage & Peripherals — 7.5%
Apple Inc.	1,889	348,332
Dell Technologies Inc., Class C	614	50,888

		399,220

Textiles, Apparel & Luxury Goods — 1.6%
Crocs Inc.(a)	199	20,195
Deckers Outdoor Corp.(a)	33	24,873
Lululemon Athletica Inc.(a)	24	10,892
Nike Inc., Class B	216	21,930
Skechers U.S.A. Inc., Class A(a)	114	7,118

		85,008

Tobacco — 0.1%
Philip Morris International Inc.	81	7,359

Trading Companies & Distributors — 1.5%
Fastenal Co.	170	11,599
United Rentals Inc.	66	41,276
WESCO International Inc.	65	11,279
WW Grainger Inc.	19	17,017

		81,171

Total Long-Term Investments — 99.1% (Cost: $4,339,448)		5,267,377

Short-Term Securities

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(c)(d)(e)	116,012	116,082
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(c)(d)	40,000	40,000

Total Short-Term Securities — 2.9% (Cost: $156,081)		156,082

Total Investments — 102.0% (Cost: $4,495,529)		5,423,459

Liabilities in Excess of Other Assets — (2.0)%		(108,567)

Net Assets — 100.0%		$5,314,892

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future U.S. Themes ETF

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$220,766	$—		$(104,673	)(a)	$4	$(15)	$116,082	116,012	$72	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	0	(a)	—		—	—	40,000	40,000	1,098		—

						$4	$(15)	$156,082		$1,170		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini S&P 500 Index	2	03/15/24	$49	$2,102

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,102	$—	$—	$—	$2,102

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$2,075	$—	$—	$—	$2,075

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(544)	$—	$—	$—	$(544)

36	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Future U.S. Themes ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,414

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,267,377	$—	$—	$5,267,377
Short-Term Securities
Money Market Funds	156,082	—	—	156,082

	$5,423,459	$—	$—	$5,423,459

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,102	$—	$—	$2,102

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) January 31, 2024	BlackRock Large Cap Core ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
RTX Corp.	711	$64,786

Automobile Components — 1.4%
Aptiv PLC(a)	1,119	91,008

Banks — 1.8%
JPMorgan Chase & Co.	696	121,355

Beverages — 1.0%
Monster Beverage Corp.(a)	1,154	63,493

Broadline Retail — 5.5%
Amazon.com Inc.(a)	2,321	360,219

Building Products — 1.1%
Allegion PLC	599	74,210

Capital Markets — 3.4%
Intercontinental Exchange Inc.	1,113	141,718
LPL Financial Holdings Inc.	335	80,129

		221,847

Chemicals — 2.8%
Axalta Coating Systems Ltd.	2,533	82,120
Corteva Inc.	2,208	100,420

		182,540

Communications Equipment — 1.1%
Ciena Corp.(a)	1,353	71,709

Consumer Finance — 1.0%
American Express Co.	314	63,032

Consumer Staples Distribution & Retail — 2.4%
Dollar General Corp.	611	80,695
Dollar Tree Inc.(a)	583	76,151

		156,846

Diversified Telecommunication Services — 1.4%
Verizon Communications Inc.	2,254	95,457

Electronic Equipment, Instruments & Components — 1.5%
Zebra Technologies Corp., Class A(a)	405	97,018

Entertainment — 0.9%
TKO Group Holdings Inc., Class A	685	57,328

Financial Services — 3.6%
Berkshire Hathaway Inc., Class B(a)	443	169,997
Voya Financial Inc.	896	64,843

		234,840

Food Products — 1.2%
Mondelez International Inc., Class A	1,069	80,464

Health Care Equipment & Supplies — 1.6%
Medtronic PLC	1,240	108,550

Health Care Providers & Services — 6.4%
Elevance Health Inc.	169	83,392
Humana Inc.	202	76,368
Laboratory Corp. of America Holdings	287	63,800
Tenet Healthcare Corp.(a)	1,019	84,312
UnitedHealth Group Inc.	215	110,024

		417,896

Health Care Technology — 1.1%
Veeva Systems Inc., Class A(a)	338	70,105

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp.	1,261	$61,688

Household Durables — 2.2%
Sony Group Corp., ADR, NVS	1,449	141,640

Insurance — 3.5%
Fidelity National Financial Inc.	1,360	68,041
Progressive Corp. (The)	458	81,638
Reinsurance Group of America Inc.	463	80,511

		230,190

Interactive Media & Services — 8.2%
Alphabet Inc., Class A(a)	1,327	185,913
Alphabet Inc., Class C, NVS(a)	989	140,240
Meta Platforms Inc, Class A(a)	538	209,895

		536,048

IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	1,635	126,091

Life Sciences Tools & Services — 2.6%
Avantor Inc.(a)	3,748	86,166
Fortrea Holdings Inc.	1,365	42,260
Thermo Fisher Scientific Inc.	74	39,885

		168,311

Machinery — 3.9%
Caterpillar Inc.	114	34,235
Fortive Corp.	1,975	154,406
Otis Worldwide Corp.	780	68,983

		257,624

Media — 2.5%
Comcast Corp., Class A	3,502	162,983

Oil, Gas & Consumable Fuels — 4.1%
BP PLC, ADR	2,505	87,925
ConocoPhillips	917	102,585
Shell PLC, ADR, NVS	1,261	79,330

		269,840

Personal Care Products — 1.0%
Unilever PLC, ADR, NVS	1,337	65,098

Pharmaceuticals — 4.5%
Novo Nordisk A/S, ADR, NVS	1,301	149,277
Sanofi SA, ADR	2,889	144,161

		293,438

Professional Services — 0.6%
Dun & Bradstreet Holdings Inc.	3,192	36,995

Semiconductors & Semiconductor Equipment — 7.9%
Advanced Micro Devices Inc.(a)	965	161,821
Applied Materials Inc.	776	127,497
Marvell Technology Inc.	1,632	110,486
Micron Technology Inc.	1,421	121,851

		521,655

Software — 8.4%
Microsoft Corp.	1,395	554,624

Specialty Retail — 1.8%
Ross Stores Inc.	824	115,591

Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	1,325	244,330

38	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Large Cap Core ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.9%
Skechers U.S.A. Inc., Class A(a)	954	$59,568

Total Long-Term Investments — 98.8% (Cost: $5,745,046)		6,478,417

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(b)(c)	70,000	70,000

Total Short-Term Securities — 1.1% (Cost: $70,000)		70,000

Total Investments — 99.9% (Cost: $5,815,046)		6,548,417

Other Assets Less Liabilities — 0.1%		9,512

Net Assets — 100.0%		$6,557,929

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/24/23(a)	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$70,000(b)	$—	$—	$—	$70,000	70,000	$1,071	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$6,478,417	$—	$—	$6,478,417
Short-Term Securities
Money Market Funds	70,000	—	—	70,000

	$6,548,417	$—	$—	$6,548,417

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) January 31, 2024	BlackRock Large Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.5%
L3Harris Technologies Inc.	845	$176,115

Automobile Components — 1.9%
Aptiv PLC(a)	1,622	131,917

Automobiles — 1.8%
General Motors Co.	3,179	123,345

Banks — 9.8%
Citigroup Inc.	4,513	253,495
First Citizens BancShares Inc./NC, Class A	97	146,470
Wells Fargo & Co.	5,597	280,858

		680,823

Beverages — 1.4%
Constellation Brands Inc., Class A	404	99,012

Building Products — 0.9%
Johnson Controls International PLC	1,229	64,756

Capital Markets — 5.3%
Carlyle Group Inc. (The)	2,233	89,365
Intercontinental Exchange Inc.	1,157	147,321
Raymond James Financial Inc.	1,213	133,648

		370,334

Chemicals — 1.9%
International Flavors & Fragrances Inc.	637	51,393
PPG Industries Inc.	588	82,932

		134,325

Communications Equipment — 2.2%
Cisco Systems Inc.	3,017	151,393

Consumer Staples Distribution & Retail — 3.5%
Dollar General Corp.	693	91,525
Dollar Tree Inc.(a)	1,139	148,776

		240,301

Containers & Packaging — 1.3%
Sealed Air Corp.	2,575	88,966

Diversified Telecommunication Services — 2.0%
Verizon Communications Inc.	3,310	140,179

Electric Utilities — 3.7%
American Electric Power Co. Inc.	1,744	136,276
Exelon Corp.	3,389	117,971

		254,247

Electrical Equipment — 1.0%
Acuity Brands Inc.	300	71,448

Financial Services — 3.0%
Equitable Holdings Inc.	2,434	79,567
Fidelity National Information Services Inc.	2,100	130,746

		210,313

Food Products — 2.8%
Kraft Heinz Co. (The)	3,726	138,347
Mondelez International Inc., Class A	782	58,861

		197,208

Health Care Equipment & Supplies — 4.5%
Baxter International Inc.	3,898	150,814
Medtronic PLC	1,802	157,747

		308,561

Security	Shares	Value

Health Care Providers & Services — 9.4%
Cardinal Health Inc.	1,984	$216,633
Cigna Group (The)	573	172,444
Elevance Health Inc.	177	87,339
Laboratory Corp. of America Holdings	779	173,172

		649,588

Insurance — 4.6%
American International Group Inc.	1,765	122,685
Fidelity National Financial Inc.	2,151	107,615
Willis Towers Watson PLC	370	91,131

		321,431

Interactive Media & Services — 2.0%
Alphabet Inc., Class A(a)	476	66,687
Meta Platforms Inc, Class A(a)	176	68,665

		135,352

IT Services — 2.1%
Cognizant Technology Solutions Corp., Class A	1,868	144,060

Life Sciences Tools & Services — 1.1%
Fortrea Holdings Inc.	2,342	72,508

Machinery — 3.1%
CNH Industrial NV	5,969	71,628
Westinghouse Air Brake Technologies Corp.	1,071	140,911

		212,539

Media — 3.5%
Comcast Corp., Class A	3,634	169,126
Fox Corp., Class A, NVS	2,253	72,772

		241,898

Oil, Gas & Consumable Fuels — 6.1%
Enterprise Products Partners LP	6,539	174,984
Kosmos Energy Ltd.(a)	18,985	115,049
Suncor Energy Inc.	4,049	134,103

		424,136

Pharmaceuticals — 2.4%
Eli Lilly & Co.	166	107,171
Pfizer Inc.	2,290	62,013

		169,184

Professional Services — 6.8%
Dun & Bradstreet Holdings Inc.	10,663	123,584
Leidos Holdings Inc.	1,703	188,131
SS&C Technologies Holdings Inc.	2,605	158,957

		470,672

Semiconductors & Semiconductor Equipment — 1.1%
Micron Technology Inc.	876	75,117

Software — 1.4%
Microsoft Corp.	247	98,202

Specialized REITs — 0.5%
Crown Castle Inc.	318	34,424

Specialty Retail — 1.1%
Ross Stores Inc.	527	73,928

Technology Hardware, Storage & Peripherals — 1.2%
Western Digital Corp.(a)	1,445	82,726

Textiles, Apparel & Luxury Goods — 2.2%
Ralph Lauren Corp., Class A	1,063	152,721

40	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Large Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 1.0%
British American Tobacco PLC, ADR, NVS	2,343	$69,353

Total Long-Term Investments — 99.1% (Cost: $6,106,968)		6,871,082

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(b)(c)	50,000	50,000

Total Short-Term Securities — 0.7% (Cost: $50,000)		50,000

Total Investments — 99.8% (Cost: $6,156,968)		6,921,082

Other Assets Less Liabilities — 0.2%		12,667

Net Assets — 100.0%		$6,933,749

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(172	)(b)	$172	$—	$—	—	$201	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	40,000	10,000	(b)	—		—	—	50,000	50,000	954		—

						$172	$—	$50,000		$1,155		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$6,871,082	$—	$—	$6,871,082
Short-Term Securities
Money Market Funds	50,000	—	—	50,000

	$6,921,082	$—	$—	$6,921,082

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Howmet Aerospace Inc.	84,607	$4,759,990
RTX Corp.	22,379	2,039,174

		6,799,164

Air Freight & Logistics — 0.5%
Expeditors International of Washington Inc.	29,991	3,788,763
FedEx Corp.	4,226	1,019,692
United Parcel Service Inc., Class B	14,469	2,053,151

		6,861,606

Automobiles — 1.5%
General Motors Co.	87,582	3,398,181
Lucid Group Inc.(a)(b)	61,769	208,779
Rivian Automotive Inc., Class A(a)(b)	20,099	307,716
Tesla Inc.(a)(b)	89,934	16,843,739

		20,758,415

Banks — 3.1%
Bank OZK	14,861	670,380
Citigroup Inc.	112,795	6,335,695
Citizens Financial Group Inc.	80,184	2,622,017
Commerce Bancshares Inc.	7,034	366,612
East West Bancorp. Inc.	14,842	1,080,646
Fifth Third Bancorp	137,973	4,724,195
FNB Corp.	149,842	1,974,918
JPMorgan Chase & Co.	82,367	14,361,510
KeyCorp.	241,115	3,503,401
M&T Bank Corp.	25,388	3,506,083
NU Holdings Ltd.	31,776	273,591
Pinnacle Financial Partners Inc.	1,593	140,789
Popular Inc.	3,595	307,193
Synovus Financial Corp.	8,422	317,173
Truist Financial Corp.	7,301	270,575
U.S. Bancorp	38,413	1,595,676
Wells Fargo & Co.	12,132	608,784

		42,659,238

Beverages — 2.0%
Brown-Forman Corp., Class B	4,768	261,763
Coca-Cola Co. (The)	290,206	17,264,355
Keurig Dr Pepper Inc.	83,793	2,634,452
Molson Coors Beverage Co., Class B	21,100	1,303,769
Monster Beverage Corp.(a)	16,179	890,168
PepsiCo Inc.	25,254	4,256,057

		26,610,564

Biotechnology — 2.4%
AbbVie Inc.	98,717	16,229,075
Amgen Inc.	17,959	5,643,795
Gilead Sciences Inc.	9,981	781,113
Moderna Inc.(a)	5,752	581,240
Regeneron Pharmaceuticals Inc.(a)	6,860	6,467,471
Vertex Pharmaceuticals Inc.(a)	5,571	2,414,360

		32,117,054

Broadline Retail — 3.3%
Amazon.com Inc.(a)	276,661	42,937,787
Etsy Inc.(a)	17,678	1,176,648

		44,114,435

Building Products — 1.3%
A O Smith Corp.	16,795	1,303,460
Builders FirstSource Inc.(a)	13,502	2,345,702
Carrier Global Corp.	22,656	1,239,510
Fortune Brands Home & Security Inc., NVS	2,608	202,355
Johnson Controls International PLC	38,738	2,041,105

Security	Shares	Value

Building Products (continued)
Owens Corning	8,653	$1,311,189
Trane Technologies PLC	34,238	8,629,688

		17,073,009

Capital Markets — 3.4%
Bank of New York Mellon Corp. (The)	10,780	597,859
Blackstone Inc., NVS	2,438	303,409
Charles Schwab Corp. (The)	52,044	3,274,608
CME Group Inc.	20,150	4,147,676
Coinbase Global Inc., Class A(a)	5,474	701,767
FactSet Research Systems Inc.	1,045	497,336
Goldman Sachs Group Inc. (The)	26,374	10,127,880
Interactive Brokers Group Inc., Class A	7,482	664,028
Intercontinental Exchange Inc.	17,316	2,204,846
Janus Henderson Group PLC	19,926	573,072
KKR & Co. Inc.	93,331	8,080,598
LPL Financial Holdings Inc.	16,743	4,004,758
MarketAxess Holdings Inc.	536	120,873
Moody’s Corp.	947	371,262
MSCI Inc., Class A	3,525	2,110,135
Nasdaq Inc.	82,769	4,781,565
Raymond James Financial Inc.	4,567	503,192
State Street Corp.	34,277	2,532,042
XP Inc., Class A	15,094	371,011

		45,967,917

Chemicals — 1.8%
Air Products and Chemicals Inc.	7,816	1,998,629
Albemarle Corp.	1,745	200,221
Ecolab Inc.	41,048	8,136,535
Element Solutions Inc.	73,694	1,638,218
Linde PLC	16,101	6,518,168
PPG Industries Inc.	10,693	1,508,141
RPM International Inc.	25,087	2,675,779
Sherwin-Williams Co. (The)	4,194	1,276,570

		23,952,261

Commercial Services & Supplies — 0.6%
Republic Services Inc., Class A	9,562	1,636,250
Tetra Tech Inc.	806	127,493
Waste Management Inc.	34,229	6,353,929

		8,117,672

Communications Equipment — 0.9%
Arista Networks Inc.(a)	4,263	1,102,753
Cisco Systems Inc.	201,740	10,123,313
Motorola Solutions Inc.	4,180	1,335,510

		12,561,576

Construction & Engineering — 0.1%
AECOM	14,878	1,312,091
MasTec Inc.(a)	6,658	437,231

		1,749,322

Consumer Staples Distribution & Retail — 1.9%
Costco Wholesale Corp.	16,258	11,297,359
Kroger Co. (The)	17,167	792,085
Target Corp.	26,295	3,657,109
Walgreens Boots Alliance Inc.	79,487	1,794,022
Walmart Inc.	47,977	7,928,199

		25,468,774

Containers & Packaging — 0.3%
Avery Dennison Corp.	2,922	582,793
Ball Corp.	40,177	2,227,815
Berry Global Group Inc.	10,392	680,260

42	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Crown Holdings Inc.	10,929	$967,216

		4,458,084

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions Inc.(a)	4,559	447,922
Grand Canyon Education Inc.(a)	6,081	794,118
H&R Block Inc.	29,118	1,363,887
Service Corp. International	17,656	1,185,070

		3,790,997

Diversified Telecommunication Services — 0.7%
AT&T Inc.	160,399	2,837,458
Frontier Communications Parent Inc.(a)(b)	5,712	140,686
Iridium Communications Inc.	13,926	504,957
Verizon Communications Inc.	140,071	5,932,007

		9,415,108

Electric Utilities — 1.3%
Avangrid Inc.	64,089	1,947,024
Edison International	68,549	4,625,686
Eversource Energy	70,194	3,805,919
Exelon Corp.	127,344	4,432,844
NextEra Energy Inc.	55,771	3,269,854

		18,081,327

Electrical Equipment — 1.4%
Acuity Brands Inc.	19,986	4,759,866
AMETEK Inc.	10,258	1,662,309
Eaton Corp. PLC	23,204	5,710,040
Hubbell Inc., Class B	1,607	539,261
Rockwell Automation Inc.	19,595	4,963,021
Sunrun Inc.(a)	32,758	474,336
Vertiv Holdings Co., Class A	6,566	369,863

		18,478,696

Electronic Equipment, Instruments & Components — 0.1%
Jabil Inc.	5,533	693,230
Trimble Inc.(a)	8,000	406,880

		1,100,110

Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	133,374	3,801,159

Entertainment — 1.1%
Liberty Media Corp-Liberty Live, NVS	7,122	265,437
Liberty Media Corp-Liberty Live, NVS	6,427	236,706
Madison Square Garden Sports Corp.(a)	5,007	926,796
Netflix Inc.(a)	10,025	5,655,203
Spotify Technology SA(a)	7,161	1,542,121
Walt Disney Co. (The)	60,617	5,822,263
Warner Bros. Discovery Inc.(a)	77,913	780,688

		15,229,214

Financial Services — 4.7%
Affirm Holdings Inc.(a)	3,567	144,499
Berkshire Hathaway Inc., Class B(a)	49,644	19,050,389
Block Inc.(a)	15,172	986,332
Fiserv Inc.(a)	3,256	461,929
FleetCor Technologies Inc.(a)	1,823	528,542
Global Payments Inc.	4,457	593,806
Mastercard Inc., Class A	52,091	23,400,840
PayPal Holdings Inc.(a)	46,223	2,835,781
Visa Inc., Class A	57,790	15,791,695

		63,793,813

Food Products — 0.5%
Archer-Daniels-Midland Co.	12,359	686,913
Darling Ingredients Inc.(a)	27,695	1,199,194

Security	Shares	Value

Food Products (continued)
Ingredion Inc.	1,262	$135,753
Kellanova	6,496	355,721
Lamb Weston Holdings Inc.	10,629	1,088,835
McCormick & Co. Inc./MD, NVS	9,194	626,663
Mondelez International Inc., Class A	39,475	2,971,283

		7,064,362

Ground Transportation — 0.8%
CSX Corp.	87,859	3,136,566
JB Hunt Transport Services Inc.	23,102	4,643,040
Landstar System Inc.	2,279	436,930
Uber Technologies Inc.(a)	38,834	2,534,695

		10,751,231

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	133,516	15,107,335
Baxter International Inc.	17,849	690,578
Becton Dickinson and Co.	16,926	4,042,098
DENTSPLY SIRONA Inc.	25,326	880,079
Dexcom Inc.(a)	14,286	1,733,606
Edwards Lifesciences Corp.(a)	28,652	2,248,323
Hologic Inc.(a)	43,930	3,270,149
IDEXX Laboratories Inc.(a)	6,017	3,099,236
Insulet Corp.(a)	7,624	1,455,193
Intuitive Surgical Inc.(a)	19,394	7,335,199
Medtronic PLC	46,737	4,091,357
ResMed Inc.	2,057	391,241

		44,344,394

Health Care Providers & Services — 2.0%
Cardinal Health Inc.	24,928	2,721,888
Centene Corp.(a)	30,588	2,303,582
Cigna Group (The)	9,796	2,948,106
CVS Health Corp.	56,765	4,221,613
Elevance Health Inc.	11,835	5,839,863
HCA Healthcare Inc.	4,507	1,374,184
Humana Inc.	601	227,214
UnitedHealth Group Inc.	15,818	8,094,704

		27,731,154

Health Care REITs — 0.1%
Healthpeak Properties Inc.	11,728	216,968
Ventas Inc.	34,252	1,588,950

		1,805,918

Health Care Technology — 0.0%
Veeva Systems Inc., Class A(a)	2,006	416,064

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts Inc.	13,224	254,165

Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc.(a)(b)	9,940	1,432,752
Booking Holdings Inc.(a)	2,566	9,000,168
Boyd Gaming Corp.	71,042	4,510,457
Caesars Entertainment Inc.(a)	11,800	517,666
Chipotle Mexican Grill Inc., Class A(a)	777	1,871,614
Choice Hotels International Inc.	3,546	429,491
Expedia Group Inc.(a)	15,241	2,260,698
Marriott International Inc./MD, Class A	4,719	1,131,286
McDonald’s Corp.	10,865	3,180,403
MGM Resorts International	29,142	1,263,889
Planet Fitness Inc., Class A(a)	5,594	379,049
Royal Caribbean Cruises Ltd.(a)	8,095	1,032,112
Wendy’s Co. (The)	13,542	258,381
Wyndham Hotels & Resorts Inc.	5,657	440,850

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts Ltd.	4,371	$412,754

		28,121,570

Household Durables — 0.4%
Mohawk Industries Inc.(a)	8,136	848,178
Whirlpool Corp.	36,168	3,961,119

		4,809,297

Household Products — 1.1%
Church & Dwight Co. Inc.	30,550	3,050,417
Clorox Co. (The)	2,594	376,779
Procter & Gamble Co. (The)	73,638	11,571,475

		14,998,671

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	22,288	622,281

Industrial Conglomerates — 0.6%
3M Co.	44,688	4,216,313
General Electric Co.	34,089	4,514,065

		8,730,378

Industrial REITs — 0.5%
Prologis Inc.	39,371	4,987,912
Rexford Industrial Realty Inc.	24,510	1,288,981

		6,276,893

Insurance — 2.2%
Aflac Inc.	11,796	994,875
Allstate Corp. (The)	3,162	490,901
American Financial Group Inc./OH	4,946	595,498
American International Group Inc.	10,942	760,578
Aon PLC, Class A	23,926	7,140,236
Arch Capital Group Ltd.(a)	43,280	3,567,570
Assurant Inc.	1,099	184,577
Assured Guaranty Ltd.	2,501	202,906
Axis Capital Holdings Ltd.	22,476	1,337,772
Cincinnati Financial Corp.	8,242	913,214
Everest Group Ltd.	11,679	4,496,065
First American Financial Corp.	2,388	144,116
Globe Life Inc.	10,123	1,243,307
Marsh & McLennan Companies Inc.	10,530	2,041,135
Principal Financial Group Inc.	10,250	810,775
Progressive Corp. (The)	800	142,600
Prudential Financial Inc.	24,866	2,609,189
Reinsurance Group of America Inc.	9,327	1,621,872

		29,297,186

Interactive Media & Services — 5.6%
Alphabet Inc., Class A(a)	183,807	25,751,361
Alphabet Inc., Class C, NVS(a)	156,573	22,202,051
Match Group Inc.(a)(b)	24,689	947,564
Meta Platforms Inc, Class A(a)	69,206	27,000,029

		75,901,005

IT Services — 2.1%
Accenture PLC, Class A	51,834	18,861,356
Akamai Technologies Inc.(a)	4,549	560,573
Cloudflare Inc., Class A(a)	5,889	465,526
DXC Technology Co.(a)	24,474	533,533
EPAM Systems Inc.(a)	2,065	574,297
International Business Machines Corp.	32,200	5,913,852
Okta Inc.(a)	8,731	721,617
Snowflake Inc., Class A(a)	1,885	368,782
Twilio Inc., Class A(a)	3,112	218,867

		28,218,403

Security	Shares	Value

Leisure Products — 0.1%
Hasbro Inc.	5,752	$281,560
Polaris Inc.	3,558	320,078
YETI Holdings Inc.(a)	5,743	252,520

		854,158

Life Sciences Tools & Services — 1.0%
Agilent Technologies Inc.	13,885	1,806,438
Illumina Inc.(a)	11,897	1,701,390
Mettler-Toledo International Inc.(a)	2,353	2,816,988
Revvity Inc.	19,944	2,137,598
Thermo Fisher Scientific Inc.	7,934	4,276,267
Waters Corp.(a)	2,943	935,021

		13,673,702

Machinery — 2.2%
Caterpillar Inc.	20,465	6,145,844
CNH Industrial NV	115,241	1,382,892
Cummins Inc.	15,812	3,783,812
Deere & Co.	7,358	2,895,962
IDEX Corp.	1,478	312,597
Illinois Tool Works Inc.	14,890	3,884,801
Ingersoll Rand Inc.	19,050	1,521,333
Oshkosh Corp.	5,743	632,304
Otis Worldwide Corp.	6,680	590,779
PACCAR Inc.	17,634	1,770,277
Parker-Hannifin Corp.	1,439	668,416
Stanley Black & Decker Inc.	2,434	227,092
Xylem Inc./NY	56,341	6,334,982

		30,151,091

Marine Transportation — 0.1%
Kirby Corp.(a)	21,038	1,654,849

Media — 0.7%
Comcast Corp., Class A	147,067	6,844,498
Liberty Media Corp.-Liberty SiriusXM, NVS(a)	13,762	417,814
Liberty Media Corp.-Liberty SiriusXM, NVS(b)	22,936	697,025
New York Times Co. (The), Class A	8,184	397,415
Paramount Global, Class B, NVS	21,418	312,489
Trade Desk Inc. (The), Class A(a)	15,333	1,049,237

		9,718,478

Metals & Mining — 0.5%
Freeport-McMoRan Inc.	75,730	3,005,724
Nucor Corp.	15,730	2,940,409
Royal Gold Inc.	7,028	803,933
Steel Dynamics Inc.	3,167	382,225

		7,132,291

Mortgage Real Estate Investment — 0.0%
AGNC Investment Corp.	10,898	103,313
Annaly Capital Management Inc.	22,018	422,525

		525,838

Multi-Utilities — 0.6%
Consolidated Edison Inc.	56,837	5,166,483
Public Service Enterprise Group Inc.	47,645	2,762,934

		7,929,417

Office REITs — 0.4%
Alexandria Real Estate Equities Inc.	1,521	183,889
Boston Properties Inc.	24,131	1,604,712
Cousins Properties Inc.	24,479	560,814
Highwoods Properties Inc.	13,025	299,184
Kilroy Realty Corp.	61,762	2,208,609
Vornado Realty Trust	9,486	257,924

		5,115,132

44	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.2%
Antero Midstream Corp.	11,897	$145,619
Antero Resources Corp.(a)	11,468	256,195
Chevron Corp.	60,271	8,885,754
ConocoPhillips	97,756	10,935,964
Diamondback Energy Inc.	20,142	3,096,631
Exxon Mobil Corp.	99,353	10,214,482
Kinder Morgan Inc.	59,675	1,009,701
Marathon Oil Corp.	26,390	603,012
Marathon Petroleum Corp.	16,354	2,708,222
ONEOK Inc.	23,213	1,584,287
Ovintiv Inc.	16,366	694,246
Phillips 66	22,042	3,180,881
Targa Resources Corp.	6,138	521,484

		43,836,478

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	6,270	417,269

Passenger Airlines — 0.1%
United Airlines Holdings Inc.(a)	41,285	1,708,373

Personal Care Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	23,932	3,158,785

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	18,186	888,750
Catalent Inc.(a)	8,639	446,118
Eli Lilly & Co.	28,143	18,169,402
Johnson & Johnson	99,792	15,856,949
Merck & Co. Inc.	68,882	8,319,568
Pfizer Inc.	256,240	6,938,979
Zoetis Inc.	6,276	1,178,696

		51,798,462

Professional Services — 1.1%
Automatic Data Processing Inc.	15,904	3,908,885
Broadridge Financial Solutions Inc.	2,615	533,983
FTI Consulting Inc.(a)	5,679	1,088,153
Genpact Ltd.	7,996	287,056
Jacobs Solutions Inc., NVS	6,161	830,318
Paychex Inc.	41,145	5,008,581
Verisk Analytics Inc., Class A	13,271	3,205,345

		14,862,321

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)	38,800	3,348,828
Jones Lang LaSalle Inc.(a)	1,593	282,057

		3,630,885

Retail REITs — 0.6%
Federal Realty Investment Trust	19,085	1,941,517
Regency Centers Corp.	26,560	1,664,515
Simon Property Group Inc.	30,743	4,261,287

		7,867,319

Semiconductors & Semiconductor Equipment — 7.6%
Advanced Micro Devices Inc.(a)	45,772	7,675,507
Applied Materials Inc.	28,203	4,633,753
Broadcom Inc.	12,708	14,995,440
Enphase Energy Inc.(a)(b)	8,756	911,762
First Solar Inc.(a)	6,037	883,213
GLOBALFOUNDRIES Inc.(b)	5,488	301,730
Intel Corp.	139,155	5,994,797
KLA Corp.	3,587	2,130,822
Lam Research Corp.	984	811,967
Marvell Technology Inc.	14,044	950,779
Micron Technology Inc.	9,316	798,847

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Nvidia Corp.	69,277	$42,624,060
ON Semiconductor Corp.(a)	28,173	2,003,946
Qorvo Inc.(a)	20,941	2,088,655
Qualcomm Inc.	29,824	4,429,162
Skyworks Solutions Inc.	28,688	2,996,749
Texas Instruments Inc.	32,239	5,162,109
Universal Display Corp.	21,072	3,577,393

		102,970,691

Software — 10.9%
Adobe Inc.(a)	18,474	11,412,868
Atlassian Corp., NVS(a)	738	184,330
Autodesk Inc.(a)	16,537	4,197,256
Cadence Design Systems Inc.(a)	8,126	2,344,026
Crowdstrike Holdings Inc., Class A(a)	1,783	521,527
DocuSign Inc., Class A(a)	4,846	295,218
Fortinet Inc.(a)	70,077	4,519,266
Gen Digital Inc.	108,973	2,558,686
Intuit Inc.	11,045	6,973,040
Microsoft Corp.	223,582	88,891,732
Oracle Corp.	56,593	6,321,438
Palantir Technologies Inc.(a)	16,753	269,556
Palo Alto Networks Inc.(a)	14,293	4,838,323
Salesforce Inc.(a)	27,887	7,838,757
SentinelOne Inc., Class A(a)	8,300	222,440
ServiceNow Inc.(a)	2,011	1,539,219
Splunk Inc.(a)	16,205	2,485,361
UiPath Inc., Class A(a)(b)	8,345	191,768
Workday Inc., Class A(a)	8,655	2,519,211

		148,124,022

Specialized REITs — 0.8%
American Tower Corp.	18,124	3,545,961
Digital Realty Trust Inc.	16,264	2,284,441
Equinix Inc.	1,476	1,224,740
Weyerhaeuser Co.	127,815	4,188,498

		11,243,640

Specialty Retail — 2.2%
Bath & Body Works Inc.	12,231	521,775
Best Buy Co. Inc.	6,716	486,843
CarMax Inc.(a)(b)	21,562	1,534,783
Home Depot Inc. (The)	41,965	14,811,966
Lithia Motors Inc., Class A	3,900	1,149,915
Lowe’s Companies Inc	19,886	4,232,536
Murphy USA Inc.	647	228,080
O’Reilly Automotive Inc.(a)	524	536,078
TJX Companies Inc. (The)	10,638	1,009,653
Tractor Supply Co	13,166	2,957,084
Valvoline Inc.(a)	8,033	293,124
Wayfair Inc., Class A(a)(b)	7,027	353,107
Williams-Sonoma Inc.	8,595	1,662,187

		29,777,131

Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	480,607	88,623,931
Hewlett Packard Enterprise Co.	114,064	1,744,039
HP Inc.	19,423	557,634
Western Digital Corp.(a)	11,941	683,622

		91,609,226

Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp.(a)	3,840	2,894,323
Lululemon Athletica Inc.(a)	301	136,600
Nike Inc., Class B	46,740	4,745,512
PVH Corp.	7,202	866,113

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.	22,854	$376,177

		9,018,725

Trading Companies & Distributors — 0.1%
MSC Industrial Direct Co. Inc., Class A	10,153	1,001,898

Water Utilities — 0.1%
Essential Utilities Inc.	23,920	857,771

Total Long-Term Investments — 98.9% (Cost: $1,208,628,764)		1,340,940,439

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(c)(d)(e)	5,412,000	5,415,247
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(c)(d)	14,170,000	14,170,000

Total Short-Term Securities — 1.4% (Cost: $19,582,527)		19,585,247

Total Investments — 100.3% (Cost: $1,228,211,291)		1,360,525,686

Liabilities in Excess of Other Assets — (0.3)%		(3,949,515)

Net Assets — 100.0%		$1,356,576,171

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,487,737	$—	$(4,076,117	)(a)	$2,820	$807	$5,415,247	5,412,000	$43,033	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,240,000	—	(4,070,000	)(a)	—	—	14,170,000	14,170,000	368,407		—

					$2,820	$807	$19,585,247		$411,440		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	60	03/15/24	$14,612	$503,601

46	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock U.S. Carbon Transition Readiness ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$503,601	$—	$—	$—	$503,601

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$498,972	$—	$—	$—	$498,972

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(376,256)	$—	$—	$—	$(376,256)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,413,513

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$1,340,940,439	$—	$—	$1,340,940,439
Short-Term Securities
Money Market Funds	19,585,247	—	—	19,585,247

	$1,360,525,686	$—	$—	$1,360,525,686

Derivative Financial Instruments(a)
Assets
Equity Contracts	$503,601	$—	$—	$503,601

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) January 31, 2024	BlackRock U.S. Equity Factor Rotation ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communication Services — 7.9%
Alphabet Inc., Class A(a)	631,533	$88,477,773
Alphabet Inc., Class C, NVS(a)	310,891	44,084,344
Meta Platforms Inc, Class A(a)	206,736	80,655,983
Netflix Inc.(a)	19,803	11,171,070

		224,389,170

Consumer Discretionary — 19.5%
Airbnb Inc.(a)	220,887	31,838,652
Amazon.com Inc.(a)	889,082	137,985,526
Booking Holdings Inc.(a)	11,322	39,711,575
DoorDash Inc., Class A(a)	25,492	2,656,266
DR Horton Inc.	76,477	10,929,328
Expedia Group Inc.(a)	25,500	3,782,415
Hilton Worldwide Holdings Inc.	45,319	8,654,116
Home Depot Inc. (The)	351,156	123,944,022
Lennar Corp., Class A	371,008	55,595,549
Lowe’s Companies Inc	50,990	10,852,712
Marriott International Inc./MD, Class A	104,801	25,123,944
Nike Inc., Class B	161,402	16,387,145
Ross Stores Inc.	76,484	10,729,176
Royal Caribbean Cruises Ltd.(a)	22,659	2,889,022
Tesla Inc.(a)	402,141	75,316,988

		556,396,436

Energy — 7.6%
Chevron Corp.	506,919	74,735,069
ConocoPhillips	382,299	42,767,789
Exxon Mobil Corp.	928,915	95,501,751
Kinder Morgan Inc.	249,198	4,216,430

		217,221,039

Financials — 15.1%
Bank of America Corp.	2,417,536	82,220,399
Berkshire Hathaway Inc., Class B(a)	99,127	38,038,995
Blackstone Inc., NVS	212,384	26,431,189
Block Inc.(a)	113,297	7,365,438
Citigroup Inc.	144,426	8,112,408
Coinbase Global Inc., Class A(a)	17,011	2,180,810
Goldman Sachs Group Inc. (The)	22,646	8,696,291
JPMorgan Chase & Co.	410,621	71,595,878
Mastercard Inc., Class A	118,945	53,433,662
Moody’s Corp.	8,490	3,328,420
PayPal Holdings Inc.(a)	127,461	7,819,732
S&P Global Inc.	5,684	2,548,421
T Rowe Price Group Inc.	288,881	31,329,145
Visa Inc., Class A	320,029	87,451,125
Willis Towers Watson PLC	187	46,058

		430,597,971

Health Care — 0.0%
Abiomed Inc., CVR(b)	53	152

Industrials — 9.1%
Automatic Data Processing Inc.	59,485	14,620,223
Builders FirstSource Inc.(a)	28,326	4,921,076
Caterpillar Inc.	164,248	49,325,317
Eaton Corp. PLC	33,996	8,365,736
Illinois Tool Works Inc.	186,925	48,768,733

Security	Shares	Value

Industrials (continued)
Parker-Hannifin Corp.	45,328	$21,054,856
Trane Technologies PLC	16,999	4,284,598
United Parcel Service Inc., Class B	580,545	82,379,335
United Rentals Inc.	42,468	26,559,487

		260,279,361

Information Technology — 38.3%
Accenture PLC, Class A	127,432	46,369,956
Adobe Inc.(a)	130,249	80,465,227
Advanced Micro Devices Inc.(a)	311,523	52,239,292
Apple Inc.	1,107,290	204,184,276
Applied Materials Inc.	147,266	24,195,804
Autodesk Inc.(a)	116,106	29,468,864
Broadcom Inc.	70,785	83,526,300
Cadence Design Systems Inc.(a)	16,994	4,902,089
Intuit Inc.	70,797	44,696,270
Microsoft Corp.	620,200	246,579,116
Nvidia Corp.	252,033	155,068,344
Palantir Technologies Inc.(a)	597,530	9,614,258
Qualcomm Inc.	62,313	9,254,104
Salesforce Inc.(a)	167,112	46,973,512
ServiceNow Inc.(a)	53,799	41,177,755
Snowflake Inc., Class A(a)	11,318	2,214,253
Texas Instruments Inc.	53,807	8,615,577
Workday Inc., Class A(a)	22,637	6,588,951

		1,096,133,948

Materials — 1.4%
Linde PLC	16,994	6,879,681
Martin Marietta Materials Inc.	11,337	5,763,958
Nucor Corp.	118,942	22,233,828
Vulcan Materials Co.	28,341	6,405,349

		41,282,816

Real Estate — 1.0%
Prologis Inc.	235,061	29,779,878

Total Long-Term Investments — 99.9% (Cost: $2,895,930,357)		2,856,080,771

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(c)(d)	14,700,000	14,700,000

Total Short-Term Securities — 0.5% (Cost: $14,700,000)		14,700,000

Total Investments — 100.4% (Cost: $2,910,630,357)		2,870,780,771

Liabilities in Excess of Other Assets — (0.4)%		(10,231,448)

Net Assets — 100.0%		$2,860,549,323

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

48	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock U.S. Equity Factor Rotation ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$13,799	$—		$(13,842	)(b)	$43	$—	$—	—	$90	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	50,000	14,650,000	(b)	—		—	—	14,700,000	14,700,000	6,189		—

						$43	$—	$14,700,000		$6,279		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,856,080,619	$—	$152	$2,856,080,771
Short-Term Securities
Money Market Funds	14,700,000	—	—	14,700,000

	$2,870,780,619	$—	$152	$2,870,780,771

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.9%
ANZ Group Holdings Ltd.	16,696	$294,591
Aristocrat Leisure Ltd.	56,714	1,635,099
BlueScope Steel Ltd.	16,151	246,598
Brambles Ltd.	42,985	409,852
Cochlear Ltd.	3,026	600,506
Commonwealth Bank of Australia	7,040	536,831
CSL Ltd.	10,109	1,985,180
Fortescue Ltd.	88,890	1,717,955
GPT Group (The)	190,479	575,699
IDP Education Ltd.	2,645	33,871
IGO Ltd.	79,249	385,246
Insurance Australia Group Ltd.	15,146	59,455
Lottery Corp. Ltd. (The)	124,591	408,955
Macquarie Group Ltd.	35,033	4,322,701
Medibank Pvt Ltd.	155,181	388,517
Mineral Resources Ltd.	6,155	237,391
Mirvac Group	80,833	113,603
National Australia Bank Ltd.	125,416	2,645,073
Pilbara Minerals Ltd.	64,778	147,543
Qantas Airways Ltd.(a)	219,588	791,694
QBE Insurance Group Ltd.	43,613	449,065
REA Group Ltd.	4,497	536,342
Rio Tinto Ltd.	3,182	273,803
Stockland	308,911	912,248
Suncorp Group Ltd.	74,774	688,260
Transurban Group	60,146	528,397
Vicinity Ltd.	243,440	323,144
Westpac Banking Corp.	102,111	1,601,879
Woodside Energy Group Ltd.	46,789	978,649

		23,828,147

Austria — 0.3%
Erste Group Bank AG	11,862	510,996
Verbund AG	7,576	616,068

		1,127,064

Belgium — 1.1%
Ageas SA/NV	10,096	433,846
Anheuser-Busch InBev SA/NV	25,397	1,570,997
Umicore SA	78,200	1,778,773
Warehouses De Pauw CVA	3,450	100,937

		3,884,553

Canada — 10.0%
Agnico Eagle Mines Ltd.	2,053	100,905
Algonquin Power & Utilities Corp.	35,481	210,334
ARC Resources Ltd.	24,797	385,110
Bank of Nova Scotia (The)	94,923	4,438,848
BCE Inc.	25,621	1,033,835
Brookfield Asset Management Ltd.	5,344	214,881
Brookfield Corp., Class A	30,143	1,196,348
Canadian Imperial Bank of Commerce	3,917	177,022
Canadian National Railway Co.	5,011	621,618
CCL Industries Inc., Class B, NVS	3,964	169,652
CGI Inc.(a)	16,470	1,844,415
Constellation Software Inc./Canada	40	110,554
Empire Co. Ltd., Class A, NVS	21,729	563,084
Enbridge Inc.	87,616	3,111,152
First Quantum Minerals Ltd.	9,849	89,373
Fortis Inc./Canada	8,734	350,412
Franco-Nevada Corp.	26,172	2,831,626
iA Financial Corp. Inc.	1,001	68,051
IGM Financial Inc.	2,153	58,243

Security	Shares	Value

Canada (continued)
Intact Financial Corp.	817	$127,765
Loblaw Companies Ltd.	4,338	433,494
Manulife Financial Corp.	59,842	1,322,849
Northland Power Inc.	41,530	764,218
Nutrien Ltd.	6,735	335,836
Parkland Corp.	19,449	663,706
Pembina Pipeline Corp.	2,756	94,931
Restaurant Brands International Inc.	36,102	2,818,182
Shopify Inc., Class A(a)	26,754	2,141,793
Stantec Inc.	509	40,899
Sun Life Financial Inc.	58,343	3,024,228
TELUS Corp.	33,029	591,572
Toronto-Dominion Bank (The)	73,775	4,481,538
Wheaton Precious Metals Corp.	766	35,900

		34,452,374

Denmark — 3.1%
AP Moller - Maersk A/S, Class B, NVS	37	68,221
Danske Bank A/S	73,498	1,973,528
DSV A/S	4,995	893,654
Genmab A/S(a)	182	50,327
Novo Nordisk A/S	56,863	6,499,690
Novozymes A/S, Class B	4,157	213,008
Vestas Wind Systems A/S(a)	35,999	1,014,992

		10,713,420

Finland — 0.9%
Fortum OYJ	19,246	263,096
Neste OYJ	24,646	849,659
Nordea Bank Abp	11,115	136,963
Stora Enso OYJ, Class R	10,975	139,654
Wartsila OYJ Abp	122,176	1,802,286

		3,191,658

France — 11.0%
Airbus SE	9,774	1,556,860
Amundi SA(b)	13,154	889,705
Arkema SA	1,557	169,453
BioMerieux	5,997	645,447
Bollore SE	43,730	288,838
Bouygues SA	8,510	311,743
Capgemini SE	5,442	1,209,873
Carrefour SA	46,998	802,364
Cie. de Saint-Gobain	9,287	656,652
Dassault Systemes SE	12,235	634,241
Engie SA	40,207	642,205
EssilorLuxottica SA	6,706	1,314,195
Gecina SA	670	73,892
Hermes International SCA	322	679,310
Ipsen SA	3,094	356,736
Kering SA	1,641	674,079
Klepierre SA	12,030	311,465
La Francaise des Jeux SAEM(b)	2,005	81,270
Legrand SA	25,652	2,486,079
L’Oreal SA	6,433	3,078,538
LVMH Moet Hennessy Louis Vuitton SE	7,323	6,093,165
Publicis Groupe SA	2,005	200,888
Remy Cointreau SA	423	42,860
Renault SA	7,734	291,260
Safran SA	5,727	1,069,282
Sanofi SA	24,542	2,457,772
Sartorius Stedim Biotech	572	154,118
Schneider Electric SE	28,137	5,527,513
SEB SA	1,164	142,136

50	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Sodexo SA	8,011	$903,712
TotalEnergies SE	52,418	3,400,648
Vinci SA	1,225	154,745
Vivendi SE	55,277	622,947
Worldline SA/France(a)(b)	14,207	192,057

		38,116,048

Germany — 6.6%
adidas AG	630	118,936
Allianz SE, Registered	9,924	2,651,454
BASF SE	18,204	870,224
Commerzbank AG	7,115	81,706
Covestro AG(a)(b)	9,853	520,292
Deutsche Post AG, Registered	10,012	479,516
Deutsche Telekom AG, Registered	134,616	3,304,528
E.ON SE	73,504	994,456
Heidelberg Materials AG	3,184	294,025
Henkel AG & Co. KGaA	1,107	75,708
Mercedes-Benz Group AG	15,179	1,024,776
Merck KGaA	5,085	834,324
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	3,636	1,547,914
Rational AG	106	81,428
SAP SE	23,143	4,009,445
Siemens AG, Registered	24,439	4,375,164
Siemens Healthineers AG(b)	21,096	1,174,018
Symrise AG, Class A	377	38,897
Vonovia SE	5,343	166,447
Zalando SE(a)(b)	8,157	162,868

		22,806,126

Hong Kong — 1.4%
AIA Group Ltd.	229,000	1,795,913
BOC Hong Kong Holdings Ltd.	17,000	40,746
Budweiser Brewing Co. APAC Ltd.(b)(c)	370,500	583,960
Hang Lung Properties Ltd.	172,000	199,685
Hang Seng Bank Ltd.	40,300	419,530
Hong Kong Exchanges & Clearing Ltd.	19,100	579,089
MTR Corp. Ltd.	181,000	588,849
Sands China Ltd.(a)	28,400	74,543
Sun Hung Kai Properties Ltd.	9,000	84,001
Swire Pacific Ltd., Class A	72,500	560,935

		4,927,251

Ireland — 0.7%
Bank of Ireland Group PLC	28,865	265,442
CRH PLC	25,474	1,807,167
Flutter Entertainment PLC(a)	914	187,604
Smurfit Kappa Group PLC	7,048	262,642

		2,522,855

Israel — 0.3%
Bank Leumi Le-Israel BM	26,650	202,411
CyberArk Software Ltd.(a)	2,233	521,361
Nice Ltd.(a)	712	147,727

		871,499

Italy — 1.8%
Enel SpA	372,409	2,541,087
FinecoBank Banca Fineco SpA	48,531	699,737
Intesa Sanpaolo SpA	491,917	1,515,741
Telecom Italia SpA/Milano(a)	276,121	83,225
UniCredit SpA	45,265	1,325,905

		6,165,695

Security	Shares	Value

Japan — 20.1%
Advantest Corp.	48,000	$1,910,295
Ajinomoto Co. Inc.	6,400	262,816
Asahi Group Holdings Ltd.	4,400	163,539
Azbil Corp.	2,100	67,861
BayCurrent Consulting Inc.	1,500	34,874
Chugai Pharmaceutical Co. Ltd.	16,800	604,300
Dai Nippon Printing Co. Ltd.	43,600	1,261,782
Daifuku Co. Ltd.	22,700	447,644
Daiichi Sankyo Co. Ltd.	15,900	476,031
Daikin Industries Ltd.	7,800	1,249,811
Denso Corp.	135,700	2,131,582
Disco Corp.	300	80,952
Eisai Co. Ltd.	5,200	244,861
ENEOS Holdings Inc.	334,300	1,350,088
Fuji Electric Co. Ltd.	19,900	996,592
FUJIFILM Holdings Corp.	1,900	120,431
Fujitsu Ltd.	5,700	788,961
Hankyu Hanshin Holdings Inc.	34,400	1,052,486
Hitachi Ltd.	28,100	2,207,265
Honda Motor Co. Ltd.	348,600	3,896,672
Ibiden Co. Ltd.	13,800	694,415
Inpex Corp.	11,100	150,876
Japan Post Bank Co. Ltd.	5,700	59,279
Japan Real Estate Investment Corp.	39	149,508
JFE Holdings Inc.	5,700	89,996
Kao Corp.	3,600	142,443
Kawasaki Kisen Kaisha Ltd.	5,800	282,598
Kirin Holdings Co. Ltd.	101,500	1,458,957
Komatsu Ltd.	17,200	489,339
Kubota Corp.	82,000	1,241,272
Kyocera Corp.	106,100	1,553,311
Kyowa Kirin Co. Ltd.	6,200	97,662
Lasertec Corp.	3,000	781,287
MatsukiyoCocokara & Co.	3,000	54,530
Mazda Motor Corp.	8,200	99,412
Mitsubishi Corp.	9,800	168,902
Mitsubishi Electric Corp.	182,400	2,706,871
Mitsubishi Estate Co. Ltd.	37,900	525,139
Mitsubishi HC Capital Inc.	4,700	33,325
Mitsubishi Heavy Industries Ltd.	15,500	1,033,904
Mitsui & Co. Ltd.	26,600	1,078,822
Mitsui OSK Lines Ltd.	24,300	872,867
Mizuho Financial Group Inc.	46,300	840,880
Murata Manufacturing Co. Ltd.	110,900	2,239,306
Nintendo Co. Ltd.	36,500	2,039,287
Nippon Building Fund Inc.	123	497,671
Nippon Express Holdings Inc.	15,200	904,724
Nippon Paint Holdings Co. Ltd.	31,700	249,679
Nippon Prologis REIT Inc.	259	460,813
Nippon Steel Corp.	64,100	1,542,545
Nippon Telegraph & Telephone Corp.	417,800	524,654
Nippon Yusen KK	25,300	871,860
Nissan Motor Co. Ltd.	27,500	107,960
Nitto Denko Corp.	5,700	472,860
Nomura Holdings Inc.	349,700	1,883,535
Nomura Real Estate Master Fund Inc.	158	172,894
Nomura Research Institute Ltd.	27,800	850,222
NTT Data Group Corp.	15,200	218,935
Olympus Corp.	25,600	378,974
Omron Corp.	31,300	1,407,412
Pan Pacific International Holdings Corp.	4,400	95,113
Panasonic Holdings Corp.	219,600	2,068,363

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Renesas Electronics Corp.(a)	31,400	$515,198
Secom Co. Ltd.	10,600	769,352
Sekisui Chemical Co. Ltd.	98,700	1,409,193
Seven & i Holdings Co. Ltd.	16,600	655,614
SG Holdings Co. Ltd.	3,800	49,210
Shin-Etsu Chemical Co. Ltd.	48,200	1,897,257
SoftBank Corp.	21,900	290,960
Sony Group Corp.	15,600	1,529,866
Sumitomo Chemical Co. Ltd.	30,100	70,873
Sumitomo Metal Mining Co. Ltd.	17,100	472,621
Sumitomo Mitsui Financial Group Inc.	2,200	114,429
Sumitomo Mitsui Trust Holdings Inc.	59,700	1,223,448
Sysmex Corp.	4,300	232,941
TDK Corp.	18,300	910,513
Terumo Corp.	30,500	1,032,485
Tokio Marine Holdings Inc.	4,700	123,927
Tokyo Electron Ltd.	5,200	964,977
TOPPAN Holdings Inc.	1,800	49,616
Toray Industries Inc.	206,100	1,029,764
TOTO Ltd.	12,600	341,022
Toyota Industries Corp.	6,500	549,764
Toyota Motor Corp.	164,900	3,292,693
Trend Micro Inc./Japan(a)	4,700	268,884
USS Co. Ltd.	25,800	487,914
Yamaha Motor Co. Ltd.	12,800	120,982
ZOZO Inc.	4,600	100,724

		69,445,472

Netherlands — 3.0%
Aegon Ltd.	13,148	77,566
Akzo Nobel NV	3,964	304,484
ASML Holding NV	6,421	5,570,782
ING Groep NV	101,701	1,445,015
Koninklijke Philips NV(a)	27,815	588,442
NN Group NV	13,714	562,112
OCI NV	1,316	37,590
Prosus NV	9,477	281,957
Wolters Kluwer NV	8,951	1,319,530

		10,187,478

New Zealand — 0.1%
Mercury NZ Ltd.	48,041	198,214

Norway — 1.2%
Aker BP ASA	42,502	1,128,070
DNB Bank ASA	2,906	56,492
Equinor ASA	77,724	2,224,234
Norsk Hydro ASA	71,696	420,174
Orkla ASA	61,832	484,338

		4,313,308

Portugal — 0.4%
Galp Energia SGPS SA	67,789	1,067,117
Jeronimo Martins SGPS SA	13,969	317,701

		1,384,818

Singapore — 0.8%
City Developments Ltd.	68,800	312,269
DBS Group Holdings Ltd.	65,800	1,558,492
Keppel Ltd.	25,492	135,458
Oversea-Chinese Banking Corp. Ltd.	22,800	218,090
United Overseas Bank Ltd.	25,500	537,503

		2,761,812

Spain — 2.9%
Acciona SA	375	48,508

Security	Shares	Value

Spain (continued)
Banco Santander SA	386,232	$1,552,289
Cellnex Telecom SA(b)	6,298	242,330
Grifols SA(a)	19,142	208,509
Iberdrola SA	374,877	4,513,878
Industria de Diseno Textil SA	70,133	2,998,702
Telefonica SA	98,641	401,354

		9,965,570

Sweden — 2.4%
Atlas Copco AB, Class A	18,656	297,739
Atlas Copco AB, Class B	29,783	412,434
Boliden AB(c)	38,296	1,016,478
EQT AB	34,492	926,184
Evolution AB(b)	4,173	487,255
H & M Hennes & Mauritz AB, Class B	28,839	406,882
Nibe Industrier AB, Class B	60,521	361,624
Skandinaviska Enskilda Banken AB, Class A	56,542	803,017
Svenska Cellulosa AB SCA, Class B	3,330	45,334
Swedbank AB, Class A	29,836	607,997
Tele2 AB, Class B	302,226	2,576,788
Telefonaktiebolaget LM Ericsson, Class B	48,067	266,458

		8,208,190

Switzerland — 10.8%
ABB Ltd., Registered	111,346	4,711,250
Avolta AG, Registered(a)	4,723	180,442
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	12	152,507
Coca-Cola HBC AG, Class DI	2,931	86,162
DSM-Firmenich AG	490	51,808
Julius Baer Group Ltd.	2,068	112,585
Kuehne + Nagel International AG, Registered	1,902	644,549
Lonza Group AG, Registered	2,446	1,195,863
Nestle SA, Registered	61,728	7,033,938
Novartis AG, Registered	59,468	6,149,807
Partners Group Holding AG	1,147	1,547,504
Roche Holding AG, Bearer	2,708	820,328
Roche Holding AG, NVS	12,266	3,492,331
Schindler Holding AG, Participation Certificates, NVS	1,796	447,363
Schindler Holding AG, Registered	170	40,467
SGS SA	750	69,304
Siemens Energy AG(a)	4,523	67,198
Sika AG, Registered	6,701	1,849,864
Sonova Holding AG, Registered	6,096	1,948,260
STMicroelectronics NV	45,305	1,989,230
Swiss Life Holding AG, Registered	2,269	1,629,432
Swiss Re AG	18,810	2,153,753
Temenos AG, Registered	1,401	142,580
Zurich Insurance Group AG	1,149	583,795

		37,100,320

United Kingdom — 12.4%
3i Group PLC	50,279	1,573,981
Anglo American PLC	52,252	1,245,567
Antofagasta PLC	7,616	165,993
AstraZeneca PLC	35,050	4,646,818
Auto Trader Group PLC(b)	41,281	379,780
Aviva PLC	21,336	116,464
BAE Systems PLC	42,468	632,623
Barclays PLC	456,020	847,434
Berkeley Group Holdings PLC	17,738	1,074,118
BP PLC	345,119	2,015,639
BT Group PLC	298,203	422,474
Coca-Cola Europacific Partners PLC	20,696	1,425,954

52	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Compass Group PLC	6,089	$167,714
Croda International PLC	1,231	74,508
Diageo PLC	120,611	4,356,212
GSK PLC	139,480	2,758,598
Haleon PLC	73,004	296,525
HSBC Holdings PLC	617,390	4,820,397
Intertek Group PLC	3,114	176,753
J Sainsbury PLC	385,991	1,317,835
JD Sports Fashion PLC	239,935	354,555
Land Securities Group PLC	7,489	63,137
Lloyds Banking Group PLC	1,606,854	861,363
London Stock Exchange Group PLC	432	48,865
Mondi PLC, NVS	15,645	280,353
NatWest Group PLC, NVS	147,734	416,926
Pearson PLC	7,868	96,523
Prudential PLC	61,675	633,561
Reckitt Benckiser Group PLC	25,799	1,865,291
RELX PLC	79,567	3,284,053
Rio Tinto PLC	14,158	980,008
Segro PLC	44,933	499,029
Shell PLC	63,939	1,982,257
Standard Chartered PLC	79,119	597,945
Tesco PLC	249,476	904,006
Unilever PLC	27,819	1,353,678

		42,736,937

Total Common Stocks — 98.2% (Cost: $340,415,515)		338,908,809

Preferred Stocks

Germany — 0.6%
Bayerische Motoren Werke AG, Preference Shares, NVS	7,323	715,534
Henkel AG & Co. KGaA, Preference Shares, NVS	4,289	328,788

Security	Shares	Value

Germany (continued)
Sartorius AG, Preference Shares, NVS	183	$66,759
Volkswagen AG, Preference Shares, NVS	7,674	986,992

		2,098,073

Total Preferred Stocks — 0.6% (Cost: $2,166,567)		2,098,073

Total Long-Term Investments — 98.8% (Cost: $342,582,082)		341,006,882

Short-Term Securities

Money Market Funds — 1.3%

BlackRock Cash Funds: Institutional, SL Agency Shares, 5.51%(d)(e)(f)	1,838,214	1,839,317
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.32%(d)(e)	2,590,000	2,590,000

Total Short-Term Securities — 1.3% (Cost: $4,429,202)		4,429,317

Total Investments — 100.1% (Cost: $347,011,284)		345,436,199

Liabilities in Excess of Other Assets — (0.1)%		(482,794)

Net Assets — 100.0%		$344,953,405

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$198,782	$1,640,093	(a)	$—		$327	$115	$1,839,317	1,838,214	$3,213	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,720,000	—		(7,130,000	)(a)	—	—	2,590,000	2,590,000	191,280		—

						$327	$115	$4,429,317		$194,493		$—

(a)	Represents net amount purchased (sold)
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	33	03/15/24	$3,684	$78,406

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$78,406	$—	$—	$—	$78,406

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$131,921	$—	$—	$—	$131,921

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(289,681)	$—	$—	$—	$(289,681)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,060,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$36,963,085	$301,945,724	$—	$338,908,809
Preferred Stocks	—	2,098,073	—	2,098,073
Short-Term Securities
Money Market Funds	4,429,317	—	—	4,429,317

	$41,392,402	$304,043,797	$—	$345,436,199

54	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock World ex U.S. Carbon Transition Readiness ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$78,406	$—	$—	$78,406

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Statements of Assets and Liabilities (unaudited)

January 31, 2024

	BlackRock Future Climate and Sustainable Economy ETF	BlackRock Future Financial and Technology ETF	BlackRock Future Health ETF	BlackRock Future Tech ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,843,533	$4,331,401	$3,768,946	$13,942,373
Investments, at value — affiliated(c)	241,996	445,710	346,593	1,058,257
Cash	8,749	3,012	129	1,611
Receivables:
Investments sold	—	8,718	13,822	52,941
Securities lending income — affiliated	58	45	90	353
Dividends — unaffiliated	1,308	3,455	642	2,333
Dividends — affiliated	822	908	902	395
Tax reclaims	550	175	406	253

Total assets	4,097,016	4,793,424	4,131,530	15,058,516

LIABILITIES
Collateral on securities loaned, at value	51,980	305,594	146,583	858,431
Payables:
Investments purchased	—	23,093	10,635	107,366
Investment advisory fees	2,405	2,639	2,805	10,278
Unrealized depreciation on forward foreign currency exchange contracts	—	—	2,500	—

Total liabilities	54,385	331,326	162,523	976,075

Commitments and contingent liabilities

NET ASSETS	$4,042,631	$4,462,098	$3,969,007	$14,082,441

NET ASSETS CONSIST OF
Paid-in capital	$5,027,754	$4,998,389	$4,599,722	$19,272,487
Accumulated loss	(985,123)	(536,291)	(630,715)	(5,190,046)

NET ASSETS	$4,042,631	$4,462,098	$3,969,007	$14,082,441

NET ASSET VALUE
Shares outstanding	200,000	200,000	160,000	600,000

Net asset value	$20.21	$22.31	$24.81	$23.47

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$3,960,972	$4,137,453	$3,606,589	$10,379,922
(b) Securities loaned, at value	$49,946	$286,952	$145,210	$829,731
(c) Investments, at cost — affiliated	$241,996	$445,679	$346,496	$1,057,925

56	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2024

	BlackRock Future U.S. Themes ETF	BlackRock Large Cap Core ETF	BlackRock Large Cap Value ETF	BlackRock U.S. Carbon Transition Readiness ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,267,377	$6,478,417	$6,871,082	$1,340,940,439
Investments, at value — affiliated(c)	156,082	70,000	50,000	19,585,247
Cash	6,173	9,243	8,127	9,517
Cash pledged for futures contracts	3,000	—	—	716,000
Receivables:
Securities lending income — affiliated	15	—	3	1,743
Dividends — unaffiliated	1,615	1,910	7,653	1,096,098
Dividends — affiliated	180	315	87	56,779

Total assets	5,434,442	6,559,885	6,936,952	1,362,405,823

LIABILITIES
Collateral on securities loaned, at value	116,123	—	—	5,411,870
Payables:
Investment advisory fees	2,625	1,956	3,203	176,257
Variation margin on futures contracts	802	—	—	241,525

Total liabilities	119,550	1,956	3,203	5,829,652

Commitments and contingent liabilities

NET ASSETS	$5,314,892	$6,557,929	$6,933,749	$1,356,576,171

NET ASSETS CONSIST OF
Paid-in capital	$4,956,026	$5,813,482	$5,948,512	$1,204,024,782
Accumulated earnings	358,866	744,447	985,237	152,551,389

NET ASSETS	$5,314,892	$6,557,929	$6,933,749	$1,356,576,171

NET ASSET VALUE

Shares outstanding	200,000	230,000	240,000	25,575,000

Net asset value	$26.57	$28.51	$28.89	$53.04

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$4,339,448	$5,745,046	$6,106,968	$1,208,628,764
(b) Securities loaned, at value	$110,993	$—	$—	$5,220,971
(c) Investments, at cost — affiliated	$156,081	$70,000	$50,000	$19,582,527

F I N A N C I A L S T A T E M E N T S	57

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2024

	BlackRock U.S. Equity Factor Rotation ETF	BlackRock World ex U.S. Carbon Transition Readiness ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,856,080,771	$341,006,882
Investments, at value — affiliated(c)	14,700,000	4,429,317
Cash	2,281	267
Cash pledged for futures contracts	—	115,000
Foreign currency, at value(d)	—	217,508
Receivables:
Investments sold	3,188,605	—
Securities lending income — affiliated	12	1,054
Capital shares sold	862,624	—
Dividends — unaffiliated	146,270	205,463
Dividends — affiliated	4,759	11,980
Tax reclaims	—	893,325

Total assets	2,874,985,322	346,880,796

LIABILITIES
Collateral on securities loaned, at value	—	1,838,876
Payables:
Investments purchased	14,368,484	—
Investment advisory fees	67,515	69,497
Variation margin on futures contracts	—	19,018

Total liabilities	14,435,999	1,927,391

Commitments and contingent liabilities

NET ASSETS	$2,860,549,323	$344,953,405

NET ASSETS CONSIST OF
Paid-in capital	$2,913,544,102	$386,317,450
Accumulated loss	(52,994,779)	(41,364,045)

NET ASSETS	$2,860,549,323	$344,953,405

NET ASSET VALUE
Shares outstanding	70,800,000	7,950,000

Net asset value	$40.40	$43.39

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$2,895,930,357	$342,582,082
(b) Securities loaned, at value	$—	$1,561,114
(c) Investments, at cost — affiliated	$14,700,000	$4,429,202
(d) Foreign currency, at cost	$—	$218,225

58	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2024

	BlackRock
	Future	BlackRock
	Climate	Future
	and	Financial	BlackRock
	Sustainable	and	Future	BlackRock
	Economy	Technology	Health	Future
	ETF	ETF	ETF	Tech ETF

INVESTMENT INCOME
Dividends — unaffiliated	$21,603	$32,500	$8,394	$31,207
Dividends — affiliated	4,263	6,887	5,766	6,756
Interest — unaffiliated	38	48	50	37
Securities lending income — affiliated — net	187	297	769	1,884
Foreign taxes withheld	(1,276)	(1,192)	(444)	(3,009)

Total investment income	24,815	38,540	14,535	36,875

EXPENSES
Investment advisory	14,123	14,822	16,285	59,581
Commitment costs	4	9	1	15

Total expenses	14,127	14,831	16,286	59,596

Less:
Investment advisory fees waived	(72)	(117)	(97)	(114)

Total expenses after fees waived	14,055	14,714	16,189	59,482

Net investment income (loss)	10,760	23,826	(1,654)	(22,607)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(142,619)	62,331	(79,326)	(415,257)
Investments — affiliated	22	108	110	209
Forward foreign currency exchange contracts	—	—	(5,327)	—
Foreign currency transactions	315	1,696	426	(1,254)
In-kind redemptions — unaffiliated(a)	—	—	213,039	252,048

	(142,282)	64,135	128,922	(164,254)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(237,171)	(106,415)	(178,576)	592,877
Investments — affiliated	(5)	11	(5)	132
Forward foreign currency exchange contracts	—	—	(4,635)	—
Foreign currency translations	(20)	(78)	(30)	32

	(237,196)	(106,482)	(183,246)	593,041

Net realized and unrealized gain (loss)	(379,478)	(42,347)	(54,324)	428,787

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(368,718)	$(18,521)	$(55,978)	$406,180

(a)	See Note 2 of the Notes to Financial Statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2024

	BlackRock				BlackRock
	Future	BlackRock		BlackRock	U.S. Carbon
	U.S. Themes	Large Cap		Large Cap	Transition
	ETF	Core ETF	(a)	Value ETF	Readiness ETF

INVESTMENT INCOME
Dividends — unaffiliated	$26,385	$15,539		$76,000	$11,999,344
Dividends — affiliated	1,098	1,071		954	368,407
Interest — unaffiliated	36	30		35	—
Securities lending income — affiliated — net	72	—		201	43,033
Foreign taxes withheld	(18)	—		(234)	(2,572)

Total investment income	27,573	16,640		76,956	12,408,212

EXPENSES
Investment advisory	14,717	6,153		17,852	2,175,984
Commitment costs	8	—		—	2,215

Total expenses	14,725	6,153		17,852	2,178,199

Less:
Investment advisory fees waived	(19)	(342)		(16)	(1,118,078)

Total expenses after fees waived	14,706	5,811		17,836	1,060,121

Net investment income	12,867	10,829		59,120	11,348,091

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,910)	8,465		(14,150)	(15,120,279)
Investments — affiliated	4	—		172	2,820
Foreign currency transactions	—	—		21	—
Futures contracts	2,075	—		—	498,972
In-kind redemptions — unaffiliated(b)	—	—		243,183	109,614,404

	(1,831)	8,465		229,226	94,995,917

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	381,128	733,371		222,179	(23,394,132)
Investments — affiliated	(15)	—		—	807
Futures contracts	(544)	—		—	(376,256)

	380,569	733,371		222,179	(23,769,581)

Net realized and unrealized gain	378,738	741,836		451,405	71,226,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$391,605	$752,665		$510,525	$82,574,427

(a)	The Fund commenced operations on October 24, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

60	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2024

		BlackRock
	BlackRock	World ex
	U.S. Equity	U.S. Carbon
	Factor Rotation	Transition
	ETF	Readiness ETF

INVESTMENT INCOME
Dividends — unaffiliated	$391,901	$5,567,290
Dividends — affiliated	6,189	191,280
Interest — unaffiliated	—	18,474
Securities lending income — affiliated — net	90	3,213
Foreign taxes withheld	—	(523,861)

Total investment income	398,180	5,256,396

EXPENSES
Investment advisory	146,542	811,134
Commitment costs	68	434

Total expenses	146,610	811,568

Less:
Investment advisory fees waived	(46,706)	(350,878)

Total expenses after fees waived	99,904	460,690

Net investment income	298,276	4,795,706

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(761,841)	(17,127,487)
Investments — affiliated	43	327
Foreign currency transactions	—	(32,671)
Futures contracts	—	131,921
In-kind redemptions — unaffiliated(a)	3,826,728	28,310,979

	3,064,930	11,283,069

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(43,650,962)	(15,597,252)
Investments — affiliated	—	115
Foreign currency translations	—	(3,315)
Futures contracts	—	(289,681)

	(43,650,962)	(15,890,133)

Net realized and unrealized loss	(40,586,032)	(4,607,064)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(40,287,756)	$188,642

(a)	See Note 2 of the Notes to Financial Statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets

	BlackRock Future Climate and Sustainable Economy ETF		BlackRock Future Financial and Technology ETF

	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23	Six Months Ended 01/31/24 (unaudited)		Period From 08/16/22 to 07/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,760	$41,134	$23,826		$35,885
Net realized gain (loss)	(142,282)	(235,542)	64,135		(792,867)
Net change in unrealized appreciation (depreciation)	(237,196)	534,937	(106,482)		300,387

Net increase (decrease) in net assets resulting from operations	(368,718)	340,529	(18,521)		(456,595)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(11,790)	(33,795)	(37,845	)(c)	(23,350)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—	—		4,998,409

NET ASSETS
Total increase (decrease) in net assets	(380,508)	306,734	(56,366)		4,518,464
Beginning of period	4,423,139	4,116,405	4,518,464		—

End of period	$4,042,631	$4,423,139	$4,462,098		$4,518,464

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

62	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Future Health ETF			BlackRock Future Tech ETF

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(1,654)		$(16,879)	$(22,607)	$(19,902)
Net realized gain (loss)	128,922		(253,885)	(164,254)	(3,513,158)
Net change in unrealized appreciation (depreciation)	(183,246)		533,010	593,041	4,756,284

Net increase (decrease) in net assets resulting from operations	(55,978)		262,246	406,180	1,223,224

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,153	)(b)	—	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,909,142)		(1,752,750)	(883,746)	738,698

NET ASSETS
Total increase (decrease) in net assets	(1,966,273)		(1,490,504)	(477,566)	1,961,922
Beginning of period	5,935,280		7,425,784	14,560,007	12,598,085

End of period	$3,969,007		$5,935,280	$14,082,441	$14,560,007

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

F I N A N C I A L S T A T E M E N T S	63

Statements of Changes in Net Assets (continued)

	BlackRock Future U.S. Themes ETF		BlackRock Large Cap Core ETF

	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23	Period From 10/24/23 to 01/31/24 (unaudited)	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,867	$34,755	$10,829
Net realized gain (loss)	(1,831)	(338,871)	8,465
Net change in unrealized appreciation (depreciation)	380,569	930,496	733,371

Net increase in net assets resulting from operations	391,605	626,380	752,665

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(14,471)	(37,141)	(8,218)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	—	—	5,813,482

NET ASSETS
Total increase in net assets	377,134	589,239	6,557,929
Beginning of period	4,937,758	4,348,519	—

End of period	$5,314,892	$4,937,758	$6,557,929

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

64	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Value ETF				BlackRock U.S. Carbon Transition Readiness ETF

	Six Months Ended 01/31/24 (unaudited)		Period From 05/19/23 to 07/31/23	(a)	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$59,120		$17,166		$11,348,091		$22,429,376
Net realized gain (loss)	229,226		(14,942)		94,995,917		(23,526,279)
Net change in unrealized appreciation (depreciation)	222,179		541,935		(23,769,581)		183,731,941

Net increase in net assets resulting from operations	510,525		544,159		82,574,427		182,635,038

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(69,447	)(c)	—		(12,483,552	)(c)	(22,379,758)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(16,944)		5,965,456		(397,493,415)		114,373,008

NET ASSETS
Total increase (decrease) in net assets	424,134		6,509,615		(327,402,540)		274,628,288
Beginning of period	6,509,615		—		1,683,978,711		1,409,350,423

End of period	$6,933,749		$6,509,615		$1,356,576,171		$1,683,978,711

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets (continued)

	BlackRock U.S. Equity Factor Rotation ETF		BlackRock World ex U.S. Carbon Transition Readiness ETF

	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$298,276	$623,126	$4,795,706	$13,455,823
Net realized gain (loss)	3,064,930	(5,223,835)	11,283,069	(36,849,991)
Net change in unrealized appreciation (depreciation)	(43,650,962)	6,667,166	(15,890,133)	81,534,498

Net increase (decrease) in net assets resulting from operations	(40,287,756)	2,066,457	188,642	58,140,330

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(194,130)	(748,865)	(6,522,852)	(15,105,730)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,868,277,356	(42,033,410)	(224,974,116)	90,912,171

NET ASSETS
Total increase (decrease) in net assets	2,827,795,470	(40,715,818)	(231,308,326)	133,946,771
Beginning of period	32,753,853	73,469,671	576,261,731	442,314,960

End of period	$2,860,549,323	$32,753,853	$344,953,405	$576,261,731

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

66	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Future Climate and Sustainable Economy ETF

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period From 08/03/21 to 07/31/22	(a)

Net asset value, beginning of period	$22.12		$20.58	$25.14

Net investment income(b)	0.05		0.21	0.13
Net realized and unrealized gain (loss)(c)		(1.90)	1.50	(4.55)

Net increase (decrease) from investment operations		(1.85)	1.71	(4.42)

Distributions from net investment income(d)		(0.06)	(0.17)	(0.14)

Net asset value, end of period	$20.21		$22.12	$20.58

Total Return(e)
Based on net asset value	(8.34	)%(f)	8.31%	(17.61	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.70	%(h)	0.70%	0.70	%(h)

Total expenses after fees waived	0.70	%(h)	0.69%	0.70	%(h)

Net investment income	0.53	%(h)	0.99%	0.56	%(h)

Supplemental Data
Net assets, end of period (000)	$4,043		$4,423	$4,116

Portfolio turnover rate(i)		27%	40%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Financial and Technology ETF

	Six Months Ended 01/31/24 (unaudited)		Period From 08/16/22 to 07/31/23	(a)

Net asset value, beginning of period	$22.59		$24.99

Net investment income(b)	0.12		0.18
Net realized and unrealized loss(c)		(0.21)	(2.46)

Net decrease from investment operations		(0.09)	(2.28)

Distributions from net investment income(d)	(0.19	)(e)	(0.12)

Net asset value, end of period	$22.31		$22.59

Total Return(f)
Based on net asset value	(0.28	)%(g)	(9.09	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.70	%(i)	0.70	%(i)

Total expenses after fees waived	0.69	%(i)	0.70	%(i)

Net investment income	1.13	%(i)	0.90	%(i)

Supplemental Data
Net assets, end of period (000)	$4,462		$4,518

Portfolio turnover rate(j)		28%	83%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

68	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Health ETF

	Six Months Ended					Period From
	01/31/24		Year Ended	Year Ended		09/29/20	(a)
	(unaudited)		07/31/23	07/31/22		to 07/31/21

Net asset value, beginning of period	$24.73		$23.21	$30.04		$25.13

Net investment loss(b)		(0.01)	(0.07)	(0.13)			(0.15)
Net realized and unrealized gain (loss)(c)	0.10		1.59	(6.70)		5.06

Net increase (decrease) from investment operations	0.09		1.52	(6.83)		4.91

Distributions from net investment income(d)	(0.01	)(e)	—	—		—

Net asset value, end of period	$24.81		$24.73	$23.21		$30.04

Total Return(f)

Based on net asset value	0.34	%(g)	6.56%	(22.72	)%(h)	19.50	%(g)

Ratios to Average Net Assets(i)
Total expenses	0.85	%(j)	0.85%	0.85%		0.85	%(j)

Total expenses after fees waived	0.84	%(j)	0.85%	0.85%		0.85	%(j)

Net investment loss	(0.09	)%(j)	(0.29)%	(0.49)%		(0.64	)%(j)

Supplemental Data
Net assets, end of period (000)	$3,969		$5,935	$7,426		$7,209

Portfolio turnover rate(k)		49%	74%	103%			39%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -22.73%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)	Portfolio turnover rate excludes in-kind transactions.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future Tech ETF

	Six Months Ended				Period From
	01/31/24		Year Ended	Year Ended	09/29/20	(a)
	(unaudited)		07/31/23	07/31/22	to 07/31/21

Net asset value, beginning of period	$22.75		$21.00	$36.28	$25.25

Net investment loss(b)		(0.04)	(0.03)	(0.17)		(0.18)
Net realized and unrealized gain (loss)(c)	0.76		1.78	(15.11)	11.21

Net increase (decrease) from investment operations	0.72		1.75	(15.28)	11.03

Net asset value, end of period	$23.47		$22.75	$21.00	$36.28

Total Return(d)
Based on net asset value	3.17	%(e)	8.35%	(42.12)%	43.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.88%	0.88%	0.88	%(g)

Total expenses after fees waived	0.88	%(g)	0.88%	0.88%	0.88	%(g)

Net investment loss	(0.33	)%(g)	(0.17)%	(0.58)%	(0.64	)%(g)

Supplemental Data
Net assets, end of period (000)	$14,082		$14,560	$12,598	$20,319

Portfolio turnover rate(h)		34%	68%	51%		38%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

70	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Future U.S. Themes ETF

	Six Months Ended			Period From
	01/31/24		Year Ended	12/14/21	(a)
	(unaudited)		07/31/23	to 07/31/22

Net asset value, beginning of period	$24.69		$21.74	$24.78

Net investment income(b)	0.06		0.17	0.09
Net realized and unrealized gain (loss)(c)	1.89		2.97		(3.06)

Net increase (decrease) from investment operations	1.95		3.14		(2.97)

Distributions from net investment income(d)		(0.07)	(0.19)		(0.07)

Net asset value, end of period	$26.57		$24.69	$21.74

Total Return(e)
Based on net asset value	7.96	%(f)	14.56%	(11.99	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60	%(h)	0.60%	0.60	%(h)

Total expenses after fees waived	0.60	%(h)	0.60%	0.60	%(h)

Net investment income	0.52	%(h)	0.80%	0.61	%(h)

Supplemental Data
Net assets, end of period (000)	$5,315		$4,938	$4,349

Portfolio turnover rate(i)		29%	87%		43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Large Cap Core ETF

	Period From
	10/24/23	(a)
	to 01/31/24(unaudited)

Net asset value, beginning of period	$25.14

Net investment income(b)	0.05
Net realized and unrealized gain(c)	3.36

Net increase from investment operations	3.41

Distributions from net investment income(d)		(0.04)

Net asset value, end of period	$28.51

Total Return(e)
Based on net asset value	13.55	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.38	%(h)

Total expenses after fees waived	0.35	%(h)

Net investment income	0.66	%(h)

Supplemental Data
Net assets, end of period (000)	$6,558

Portfolio turnover rate(i)		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

72	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Value ETF

	Six Months Ended		Period From
	01/31/24		05/19/23	(a)
	(unaudited	)	to 07/31/23

Net asset value, beginning of period	$27.12		$24.95

Net investment income(b)	0.25		0.07
Net realized and unrealized gain(c)	1.81		2.10

Net increase from investment operations	2.06		2.17

Distributions from net investment income(d)	(0.29	)(e)	—

Net asset value, end of period	$28.89		$27.12

Total Return(f)
Based on net asset value	7.67	%(g)	8.70	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.55	%(i)	0.55	%(i)

Total expenses after fees waived	0.55	%(i)	0.55	%(i)

Net investment income	1.82	%(i)	1.42	%(i)

Supplemental Data
Net assets, end of period (000)	$6,934		$6,510

Portfolio turnover rate(j)		29%		12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Carbon Transition Readiness ETF

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22	Period From 04/06/21 to 07/31/21	(a)

Net asset value, beginning of period	$50.57		$45.83	$50.58	$46.60

Net investment income(b)	0.38		0.72	0.65	0.17
Net realized and unrealized gain (loss)(c)	2.52		4.74	(4.00)	3.90

Net increase (decrease) from investment operations	2.90		5.46	(3.35)	4.07

Distributions(d)
From net investment income	(0.43	)(e)	(0.72)	(0.63)	(0.09)
From net realized gain	—		—	(0.77)	—

Total distributions		(0.43)	(0.72)	(1.40)	(0.09)

Net asset value, end of period	$53.04		$50.57	$45.83	$50.58

Total Return(f)
Based on net asset value	5.81	%(g)	12.16%	(6.90)%	8.74	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.29	%(i)	0.29%	0.29%	0.29	%(i)

Total expenses after fees waived	0.14	%(i)	0.14%	0.14%	0.14	%(i)

Net investment income	1.53	%(i)	1.59%	1.31%	1.07	%(i)

Supplemental Data
Net assets, end of period (000)	$1,356,576		$1,683,979	$1,409,350	$1,423,889

Portfolio turnover rate(j)		15%	31%	58%	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.

74	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Equity Factor Rotation ETF

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Period From 03/19/19 to 07/31/19	(a)

Net asset value, beginning of period	$37.43		$31.60	$37.03	$27.27	$26.52	$25.00

Net investment income(b)	0.12		0.47	0.40	0.45	0.52	0.16
Net realized and unrealized gain (loss)(c)	3.02		5.88	(3.84)	9.78	0.67	1.48

Net increase (decrease) from investment operations	3.14		6.35	(3.44)	10.23	1.19	1.64

Distributions(d)
From net investment income		(0.17)	(0.52)	(0.42)	(0.47)	(0.44)	(0.12)
From net realized gain	—		—	(1.57)	—	—	—

Total distributions		(0.17)	(0.52)	(1.99)	(0.47)	(0.44)	(0.12)

Net asset value, end of period	$40.40		$37.43	$31.60	$37.03	$27.27	$26.52

Total Return(e)
Based on net asset value	8.45	%(f)	20.47%	(9.94)%	37.87%	4.61%	6.59	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.29	%(h)	0.30%	0.30%	0.30%	0.30%	0.30	%(h)

Total expenses after fees waived	0.20	%(h)	0.20%	0.20%	0.20%	0.20%	0.20	%(h)

Net investment income	0.60	%(h)	1.51%	1.15%	1.41%	1.97%	1.74	%(h)

Supplemental Data
Net assets, end of period (000)	$2,860,549		$32,754	$73,470	$96,288	$89,992	$21,214

Portfolio turnover rate(i)		13%	118%	102%	146%	175%	42%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Where applicable, assumes the reinvestment of distributions.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock World ex U.S. Carbon Transition Readiness ETF

	Six Months Ended				Period From
	01/31/24		Year Ended	Year Ended	04/06/21	(a)
	(unaudited)		07/31/23	07/31/22	to 07/31/21

Net asset value, beginning of period	$43.41		$39.85	$48.06	$46.16

Net investment income(b)	0.43		1.20	1.23	0.39
Net realized and unrealized gain (loss)(c)	0.20		3.69	(7.93)	1.82

Net increase (decrease) from investment operations	0.63		4.89	(6.70)	2.21

Distributions(d)
From net investment income		(0.65)	(1.33)	(1.30)		(0.31)
From net realized gain	—		—	(0.21)	—

Total distributions		(0.65)	(1.33)	(1.51)		(0.31)

Net asset value, end of period	$43.39		$43.41	$39.85	$48.06

Total Return(e)
Based on net asset value	1.49	%(f)	12.50%	(14.15)%	4.77	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.35	%(h)	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.20	%(h)	0.20%	0.20%	0.20	%(h)

Net investment income	2.07	%(h)	2.99%	2.73%	2.58	%(h)

Supplemental Data
Net assets, end of period (000)	$344,953		$576,262	$442,315	$605,599

Portfolio turnover rate(i)		17%	39%	47%		19%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

76	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
Future Climate and Sustainable Economy	Non-diversified
Future Financial and Technology	Non-diversified
Future Health	Diversified	(a)
Future Tech	Diversified	(a)
Future U.S. Themes	Non-diversified
Large Cap Core(b)	Non-diversified
Large Cap Value	Non-diversified
U.S. Carbon Transition Readiness	Non-diversified
U.S. Equity Factor Rotation	Diversified
World ex U.S. Carbon Transition Readiness	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on October 24, 2023.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (unaudited) (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the New York Stock Exchange (“NYSE”) based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

78	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Climate and Sustainable Economy
Barclays Bank PLC	$1,193	$(1,193)	$—		$—
Barclays Capital, Inc.	48,620	(48,620)	—		—
J.P. Morgan Securities LLC	133	(133)	—		—

	$49,946	$(49,946)	$—		$—

Future Financial and Technology
Goldman Sachs & Co. LLC	$39,602	$(39,602)	$—		$—
J.P. Morgan Securities LLC	220,024	(220,024)	—		—
Toronto-Dominion Bank	27,326	(27,326)	—		—

	$286,952	$(286,952)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (unaudited) (continued)

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Future Health
Barclays Bank PLC	$11,557	$(11,557)	$—		$—
BNP Paribas SA	59,634	(59,340)	—		294	(b)
Goldman Sachs & Co. LLC	4,909	(4,909)	—		—
J.P. Morgan Securities LLC	30,180	(29,779)	—		401	(b)
UBS AG	38,930	(38,930)	—		—

	$145,210	$(144,515)	$—		$695

Future Tech
BNP Paribas SA	$106,005	$(106,005)	$—		$—
BofA Securities, Inc.	261,121	(261,121)	—		—
Citigroup Global Markets, Inc.	136,213	(136,213)	—		—
Goldman Sachs & Co. LLC	326,392	(326,392)	—		—

	$829,731	$(829,731)	$—		$—

Future U.S. Themes
BofA Securities, Inc.	$32,918	$(32,918)	$—		$—
Goldman Sachs & Co. LLC	62,645	(62,645)	—		—
Morgan Stanley	15,430	(15,430)	—		—

	$110,993	$(110,993)	$—		$—

U.S. Carbon Transition Readiness
Barclays Bank PLC	$913,965	$(913,965)	$—		$—
BNP Paribas SA	304,638	(304,638)	—		—
Citigroup Global Markets, Inc.	432,975	(432,975)	—		—
J.P. Morgan Securities LLC	1,081,527	(1,081,527)	—		—
RBC Capital Markets LLC	2,197,250	(2,197,250)	—		—
Toronto-Dominion Bank	189,838	(189,838)	—		—
Wells Fargo Securities LLC	100,778	(100,778)	—		—

	$5,220,971	$(5,220,971)	$—		$—

World ex U.S. Carbon Transition Readiness
Citigroup Global Markets, Inc.	$1,006,312	$(1,006,312)	$—		$—
J.P. Morgan Securities LLC	554,802	(554,802)	—		—

	$1,561,114	$(1,561,114)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of January 31, 2024. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations

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Notes to Financial Statements (unaudited) (continued)

equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the BlackRock Future Climate and Sustainable Economy ETF and BlackRock Future Financial and Technology ETF, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.70%
Over $1 billion, up to and including $3 billion	0.66
Over $3 billion, up to and including $5 billion	0.63
Over $5 billion, up to and including $10 billion	0.61
Over $10 billion	0.60

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (unaudited) (continued)

For its investment advisory services to the BlackRock Future Health ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.85%
Over $1 billion, up to and including $3 billion	0.80
Over $3 billion, up to and including $5 billion	0.77
Over $5 billion, up to and including $10 billion	0.74
Over $10 billion	0.72

For its investment advisory services to the BlackRock Future Tech ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.88%
Over $1 billion, up to and including $3 billion	0.83
Over $3 billion, up to and including $5 billion	0.79
Over $5 billion, up to and including $10 billion	0.77
Over $10 billion	0.75

For its investment advisory services to the BlackRock Future U.S. Themes ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.60%
Over $1 billion, up to and including $3 billion	0.56
Over $3 billion, up to and including $5 billion	0.54
Over $5 billion, up to and including $10 billion	0.52
Over $10 billion	0.51

For its investment advisory services to the BlackRock Large Cap Core ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.38%
Over $1 billion, up to and including $3 billion	0.36
Over $3 billion, up to and including $5 billion	0.34
Over $5 billion, up to and including $10 billion	0.33
Over $10 billion	0.32

For its investment advisory services to the BlackRock Large Cap Value ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.55%
Over $1 billion, up to and including $3 billion	0.51
Over $3 billion, up to and including $5 billion	0.48
Over $5 billion, up to and including $10 billion	0.46
Over $10 billion	0.45

For its investment advisory services to each of the BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.30%
Over $1 billion, up to and including $3 billion	0.28
Over $3 billion, up to and including $5 billion	0.27
Over $5 billion, up to and including $10 billion	0.26
Over $10 billion	0.25

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Notes to Financial Statements (unaudited) (continued)

For its investment advisory services to the BlackRock World ex U.S. Carbon Transition Readiness ETF, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.35%
Over $1 billion, up to and including $3 billion	0.33
Over $3 billion, up to and including $5 billion	0.32
Over $5 billion, up to and including $10 billion	0.30
Over $10 billion	0.29

Expense Waivers: For the BlackRock Large Cap Core ETF, BFA has contractually agreed to waive 0.02% of its management fee payable through June 30, 2026. BFA has contractually agreed to waive 0.15% of its management fee payable for each of the U.S. Carbon Transition Readiness and World ex U.S. Carbon Transition Readiness ETFs, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the U.S. Equity Factor Rotation ETF, BFA has voluntarily agreed to waive its management fee payable by the U.S. Equity Factor Rotation ETF to limit the annual management fee paid by the Fund to 0.20%. BFA may also from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the six months ended January 31, 2024, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts Waived
Large Cap Core	$324
U.S. Carbon Transition Readiness	1,111,842
U.S. Equity Factor Rotation	46,638
World ex U.S. Carbon Transition Readiness	347,629

In addition, BFA has contractually agreed to waive a portion of its management fees to each Fund, in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in other equity and fixed-income mutual funds and ETFs advised by BFA or its affiliates through June 30, 2025. BFA has also contractually agreed to waive a portion of its management fees to each Fund by an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by each Fund in money market funds advised by BFA or its affiliates through June 30, 2025. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

For the six months ended January 31, 2024, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts Waived

Future Climate and Sustainable Economy	$72
Future Financial and Technology	117
Future Health	97
Future Tech	114
Future U.S. Themes	19
Large Cap Core	18
Large Cap Value	16
U.S. Carbon Transition Readiness	6,236
U.S. Equity Factor Rotation	68
World ex U.S. Carbon Transition Readiness	3,249

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF.

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: BlackRock Future U.S. Themes ETF, BlackRock Large Cap Core ETF, BlackRock Large Cap Value ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF have entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of BlackRock Future Health ETF, BlackRock Future U.S. Themes ETF, BlackRock Large Cap CoreETF, BlackRock Large Cap Value ETF, BlackRock U.S. Carbon Transition Readiness ETF and BlackRock U.S. Equity Factor Rotation ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock Future Tech ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the six months ended January 31, 2024, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Amounts

Future Climate and Sustainable Economy	$45

Future Financial and Technology	97

Future Health	239

Future Tech	532

Future U.S. Themes	29

Large Cap Value	80

U.S. Carbon Transition Readiness	12,150

U.S. Equity Factor Rotation	37

World ex U.S. Carbon Transition Readiness	867

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the six months ended January 31, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)

Future Climate and Sustainable Economy	$5,712	$—	$—

U.S. Carbon Transition Readiness	3,758,932	15,153,946	829,675

World ex U.S. Carbon Transition Readiness	505,967	3,785,040	(1,078,764)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

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Notes to Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended January 31, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales

Future Climate and Sustainable Economy	$1,069,261	$1,077,123

Future Financial and Technology	1,204,660	1,135,155

Future Health	1,867,901	1,891,070

Future Tech	4,535,490	4,663,438

Future U.S. Themes	1,427,033	1,421,652

Large Cap Core	6,205,009	468,428

Large Cap Value	1,885,260	2,071,424

U.S. Carbon Transition Readiness	224,371,380	233,546,387

U.S. Equity Factor Rotation	60,910,985	58,458,868

World ex U.S. Carbon Transition Readiness	73,674,008	82,602,482

For the six months ended January 31, 2024, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Future Health	$—	$1,809,091

Future Tech	—	669,522

Large Cap Value	1,948,289	1,808,105

U.S. Carbon Transition Readiness	160,769,992	545,307,630

U.S. Equity Factor Rotation	2,876,779,554	15,261,543

World ex U.S. Carbon Transition Readiness	24,293,850	233,989,528

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BlackRock ETF	Non-Expiring Capital Loss Carryforwards

Future Climate and Sustainable Economy	$(665,846)

Future Financial and Technology	(738,342)

Future Health	(878,552)

Future Tech	(8,460,713)

Future U.S. Themes	(566,166)

Large Cap Value	(6,051)

U.S. Carbon Transition Readiness	(75,602,907)

U.S. Equity Factor Rotation	(16,113,050)

World ex U.S. Carbon Transition Readiness	(50,087,189)

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (unaudited) (continued)

As of January 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Future Climate and Sustainable Economy	$4,264,450	$361,470	$(540,391)	$(178,921)

Future Financial and Technology	4,637,152	615,734	(475,775)	139,959

Future Health	3,990,318	555,654	(432,933)	122,721

Future Tech	11,543,107	3,994,822	(537,299)	3,457,523

Future U.S. Themes	4,495,596	989,257	(59,292)	929,965

Large Cap Core	5,815,046	794,971	(61,600)	733,371

Large Cap Value	6,165,859	845,503	(90,280)	755,223

U.S. Carbon Transition Readiness	1,228,230,788	197,732,579	(64,934,080)	132,798,499

U.S. Equity Factor Rotation	2,910,831,576	10,348,209	(50,399,014)	(40,050,805)

World ex U.S. Carbon Transition Readiness	348,487,586	26,605,570	(29,578,551)	(2,972,981)

9.	LINE OF CREDIT

The Trust, on behalf of the Funds (excluding Large Cap Core and Large Cap Value), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month Overnight Bank Fund Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2024, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability

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Notes to Financial Statements (unaudited) (continued)

of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Future Financial and Technology invests a significant portion of its assets within the financials sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in capital requirements and recent or future regulation on any individual financial company, or on the financials sector as a whole, cannot be predicted, but may negatively impact the Fund.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Six Months Ended 01/31/24		Period Ended 07/31/23
BlackRock ETF	Shares	Amount	Shares	Amount
Future Financial and Technology(a) Shares sold	—	$—	200,000	$4,998,409

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 01/31/24		Year Ended 07/31/23
BlackRock ETF	Shares	Amount	Shares	Amount

Future Health
Shares redeemed	(80,000)	$(1,909,142)	(80,000)	$(1,752,750)

Future Tech
Shares sold	—	$—	40,000	$738,698
Shares redeemed	(40,000)	(883,746)	—	—

	(40,000)	$(883,746)	40,000	$738,698

			Period Ended 01/31/24
BlackRock ETF			Shares	Amount

Large Cap Core(b)
Shares sold			230,000	$5,813,482

	Six Months Ended 01/31/24		Period Ended 07/31/23
BlackRock ETF	Shares	Amount	Shares	Amount

Large Cap Value(c)
Shares sold	80,000	$2,154,623	240,000	$5,965,456
Shares redeemed	(80,000)	(2,171,567)	—	—

	—	$(16,944)	240,000	$5,965,456

	Six Months Ended 01/31/24		Year Ended 07/31/23
BlackRock ETF	Shares	Amount	Shares	Amount

U.S. Carbon Transition Readiness
Shares sold	3,425,000	$162,408,236	6,275,000	$285,078,971
Shares redeemed	(11,150,000)	(559,901,651)	(3,725,000)	(170,705,963)

	(7,725,000)	$(397,493,415)	2,550,000	$114,373,008

U.S. Equity Factor Rotation
Shares sold	70,300,000	$2,883,566,732	325,000	$9,990,719
Shares redeemed	(375,000)	(15,289,376)	(1,775,000)	(52,024,129)

	69,925,000	$2,868,277,356	(1,450,000)	$(42,033,410)

World ex U.S. Carbon Transition Readiness
Shares sold	675,000	$26,335,156	2,775,000	$114,752,294
Shares redeemed	(6,000,000)	(251,309,272)	(600,000)	(23,840,123)

	(5,325,000)	$(224,974,116)	2,175,000	$90,912,171

(a)	The Fund commenced operations on August 16, 2022.
(b)	The Fund commenced operations on October 24, 2023.
(c)	The Fund commenced operations on May 19, 2023.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator or BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

As of January 31, 2024, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

BlackRock ETF	Shares
Future Climate & Sustainable Economy	5,000
Future Financial & Technology	160,000
Future U.S. Themes	160,000
Large Cap Core	200,000
Large Cap Value	200,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust (the “Trust”) met on September 19-21, 2023 (the “Organizational Meeting”) to consider the initial approval of the proposed investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Large Cap Core ETF (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor. The Agreement was the same agreement that had been previously approved by the Board with respect to certain series of the Trust.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Trust is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this deliberative process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Organizational Meeting, the Board received and reviewed materials relating to its consideration of the proposed Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the existence and sharing of potential economies of scale; (e) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; (f) possible alternatives to the proposed Agreement; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; (h) BlackRock’s portfolio compliance systems and capabilities; and (i) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Organizational Meeting relating to its consideration of the Agreement, including (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding the Fund’s fees and estimated expense ratio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (b) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the Fund. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. The Board considered the scope of the services provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet the Fund’s investment objective(s), compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. The Board considered that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates will provide the Fund with administrative services, including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with

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Disclosure of Investment Advisory Agreement (continued)

regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the date of the Organizational Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s estimated total expense ratio, as well as its estimated actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Additionally, the Board noted information received at prior Board meetings concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the estimated actual management fee rate and estimated total expense ratio would each rank in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by the Fund.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the Organizational Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoint structure, fee waivers, and expense caps, as applicable.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending, ETF servicing and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board noted that it considered information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Multi-Asset Complex which included information on brokerage commissions and trade execution practices.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	91

Disclosure of Investment Advisory Agreement (continued)

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Following discussion, the Board, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Trust, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Future Climate and Sustainable Economy ETF, BlackRock Future Financial and Technology ETF, BlackRock Future Health ETF, BlackRock Future Tech ETF, BlackRock Future U.S. Themes ETF, BlackRock Large Cap Value ETF, BlackRock U.S. Carbon Transition Readiness ETF, BlackRock U.S. Equity Factor Rotation ETF and BlackRock World ex U.S. Carbon Transition Readiness ETF (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that exchange-traded funds (“ETFs”) that redeem in-kind generally do not hold more than de minimis amounts of cash, and that ETFs generally do not borrow. The Committee considered the terms of the credit facility committed to certain Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II).

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all Funds and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by a Fund and any significant change in the liquidity profile of such Fund, the Committee reviewed changes in the proportion of each Fund’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period, other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	93

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

January 31, 2024

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Future Financial and Technology(a)	$0.189011	$—	$0.000214	$0.189225	100%	—%	0	%(b)	100%

Future Health(a)	—	—	0.007207	0.007207	—	—	100		100

Large Cap Value(a)	0.289358	—	0.000004	0.289362	100	—	0	(b)	100

U.S. Carbon Transition Readiness(a)	0.414405	—	0.014372	0.428777	97	—	3		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02114

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

Currency Abbreviation

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation (continued)

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	97

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Want to know more?

blackrock.com | 1-800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USEFR-1/24-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust

Date: March 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust

Date: March 22, 2024